UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY	14450
(Address of principal executive offices)	(Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006 through October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1:	REPORTS TO STOCKHOLDERS

Manning & Napier Fund, Inc.

PRO-BLEND® CONSERVATIVE TERM SERIES	|	Annual Report - October 31, 2007
PRO-BLEND® MODERATE TERM SERIES
PRO-BLEND® EXTENDED TERM SERIES
PRO-BLEND® MAXIMUM TERM SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Both equity and bond markets experienced increasing volatility over the course of the past year. What began in November 2006 as a relatively uneventful fiscal year for the Series evolved into a volatile environment led by the downturn of the U.S. housing market. The once contained deflating of the housing bubble spread across the broader Financial Services sector and created tighter credit markets. Ultimately, the U.S. Federal Reserve (the “Fed”) cut interest rates first by fifty basis points (0.50%) followed most recently by an additional 25 basis points (0.25%) in an attempt to contain the contraction in credit markets from spilling over into the overall economy. These cuts represent the first interest rate reductions by the Fed since 2003.

Although the overall performance of the equity portions of the Series’ portfolios has been driven more by selective individual stock opportunities than broad trends, the Series have benefited from holdings in the Information Technology (“IT”) and Energy sectors and an underweight position in Financials.

Within the Information Technology sector, IT security and communications infrastructure companies performed well. The sector in general derived gains from a renewed interest in computer hardware and an increased demand for technological innovation. The sector generated solid gains for the Series both as a result of these industry trends and company specific factors.

The Series also benefited from their stock positions in the Energy sector. Oil prices continually reached new highs during the year, while the U.S. Dollar continued to weaken against most major currencies. Industry-wide, the rise in oil prices, strong demand and diminishing supply resulted in increasing drilling activity. Industry oil and gas suppliers were well poised to take advantage of the increasing capital expenditures needed to increase supply. We pared back holdings in this sector and harvested gains during the year as positions appreciated to what our analysis showed to be their fair value.

Given the turbulence within the Financials sector, the Series benefited from their underweight position in this area. Subprime defaults and contracting credit markets hindered the performance of Financials stocks sector-wide, although the Series’ exposure to subprime mortgages has been minimal.

As a result of recent economic conditions such as record oil prices and increased housing foreclosures, downward pressure has been placed on consumer spending. Specifically, the performance of the cable stocks negatively impacted the Series. Recent company-specific factors such as product safety concerns have had a negative impact on some of the Series’ Health Care holdings. This, when combined with the Series’ relative overweight in the sector, had a negative impact on the Series’ performance for the year.

Foreign equities in general had much stronger performance than U.S. stocks for the one-year period ending October 31st, particularly emerging markets. The Russell 3000® Index had a total return of 14.5%, compared to a 32.4% return for the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. and 64.2% for the MSCI Emerging Market Index. Three of the Series currently have foreign allocations that are the same or slightly above their blended benchmarks. In contrast, the Pro-Blend® Maximum Term Series had an underweight to foreign equity relative to the benchmark, detracting from its performance.

The volatile environment of this past year was not isolated to equity markets; fixed income instruments were also impacted. In general, bond yields rose earlier in the year, as investors reacted to positive economic data and a reduced probability of near-term Fed rate cuts. By the end of the year, as the Fed cut rates, bond yields fell as a result of a flight to quality sparked by the volatile equity markets. Within the Series’ fixed income allocations, we focused mainly on duration-based investments through high quality U.S. Treasuries, with modest positions in corporate bonds and mortgage-backed U.S. Government agency assets.

1

Management Discussion and Analysis (unaudited)

In general, all four Series benefited from their relative overweight positions to stocks, which outperformed bonds. The Pro-Blend® Conservative Term Series has the largest allocation to fixed income investments and was the most affected by the performance of the fixed income portion of its portfolio compared to the other three Series.

The Pro-Blend® Moderate and Extended® Term Series outperformed their blended benchmarks for the past year, while the Pro-Blend® Conservative and Maximum Term Series underperformed their blended benchmarks. It is important to note that all four Series have continued to outperform their respective benchmarks for the current market cycle period. Since a market cycle includes both periods of rising and falling markets, it provides a more balanced view of performance than shorter periods or calendar-year based periods.

While volatility can be difficult to endure, it also provides investment opportunities for those who maintain a disciplined individual security selection process. Our bottom-up process, focused on longer-term trends, solid fundamental analysis, and time-tested investment strategies, is well suited to this type of environment.

We appreciate your business and wish you all the best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update - Pro-Blend® Conservative Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series[2]	7.95%	6.71%	6.57%	6.61%
Lehman Brothers Intermediate U.S. Aggregate Bond Index[3,5]	5.53%	4.12%	5.73%	5.97%
5%/15%/80% Blended Index[3,4,5]	8.13%	6.78%	6.42%	7.02%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series for the ten years ended October 31, 2007 to the Lehman Brothers Intermediate U.S. Aggregate Bond Index and a 5%/15%/80% Blended Index.

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2007, this net expense ratio was 0.99%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.99% for the year ended October 31, 2007.

3The Lehman Brothers Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The 5%/15%/80% Blended Index is 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Lehman Brothers Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

3

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07
Actual	$1,000.00	$1,034.90	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition - Pro-Blend® Conservative Term Series (unaudited)

As of October 31, 2007

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation4

Health Care	6.22%
Information Technology	4.96%
Consumer Discretionary	4.70%
Financials	3.23%
Consumer Staples	2.42%
Industrials	2.25%
Materials	1.60%
Utilities	1.48%
Energy	1.25%
Telecommunication Services	0.11%

4Including common stocks, warrants, and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings5

International Game Technology	0.85%
Novartis AG - ADR (Switzerland)	0.78%
Boston Scientific Corp.	0.77%
Wachovia Corp.	0.68%
Unilever plc - ADR (United Kingdom)	0.62%

5As a percentage of total investments.

Top Five Bond Holdings6

U.S. Treasury Note, 4.00%, 11/15/2012	7.57%
U.S. Treasury Note, 3.00%, 2/15/2008	7.08%
U.S. Treasury Note, 4.75%, 11/15/2008	5.37%
U.S. Treasury Note, 4.625%, 2/15/2017	5.14%
U.S. Treasury Bond, 5.50%, 8/15/2028	4.47%

6As a percentage of total investments.

5

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS - 28.58%

Consumer Discretionary - 4.51%
Auto Components - 0.03%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	1,030	$21,620
Tenneco, Inc.*	270	8,265

		29,885

Distributors - 0.00%**
Building Materials Holding Corp.	530	4,166

Hotels, Restaurants & Leisure - 1.52%
Carnival Corp.	13,500	647,730
Club Mediterranee S.A.* (France) (Note 7)	375	25,175
International Game Technology	22,950	1,000,850

		1,673,755

Household Durables - 0.40%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	2,770	10,212
D.R. Horton, Inc.	10,080	127,915
KB Home	320	8,845
Lennar Corp. - Class A	5,530	126,361
LG Electronics, Inc. (South Korea) (Note 7)	150	15,643
Rossi Residencial S.A. (Brazil) (Note 7)	630	21,270
Toll Brothers, Inc.*	5,930	135,856

		446,102

Internet & Catalog Retail - 0.03%
Audible, Inc.*	2,825	37,262

Leisure Equipment & Products - 0.01%
Sankyo Co. Ltd. (Japan) (Note 7)	200	8,496
Sega Sammy Holdings, Inc. (Japan) (Note 7)	300	4,122

		12,618

Media - 2.09%
Acme Communications, Inc.	550	2,107
Charter Communications, Inc. - Class A*	94,440	195,491
Comcast Corp. - Class A*	32,207	677,957
The E.W. Scripps Co. - Class A	14,370	646,794
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	650	16,152
Impresa S.A. (SGPS)* (Portugal) (Note 7)	1,000	3,722
Mediacom Communications Corp. - Class A*	1,780	10,235
Mediaset S.p.A. (Italy) (Note 7)	725	7,508
Playboy Enterprises, Inc. - Class B*	500	5,600
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	275	14,484

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Societe Television Francaise 1 (France) (Note 7)	1,090	$30,138
Time Warner, Inc.	37,460	684,020
Wolters Kluwer N.V. (Netherlands) (Note 7)	350	10,965

		2,305,173

Specialty Retail - 0.40%
Build-A-Bear Workshop, Inc.*	500	9,700
KOMERI Co. Ltd. (Japan) (Note 7)	100	2,536
Limited Brands, Inc.	18,780	413,348
Tractor Supply Co.*	170	7,045
Valora Holding AG (Switzerland) (Note 7)	30	7,642

		440,271

Textiles, Apparel & Luxury Goods - 0.03%
Adidas AG (Germany) (Note 7)	160	10,632
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	50	6,437
PPR (France) (Note 7)	75	14,863

		31,932

Total Consumer Discretionary		4,981,164

Consumer Staples - 2.57%
Beverages - 0.45%
The Coca-Cola Co.	7,511	463,879
Diageo plc (United Kingdom) (Note 7)	350	8,004
Scottish & Newcastle plc (United Kingdom) (Note 7)	1,415	23,035

		494,918

Food & Staples Retailing - 0.03%
Casino Guichard-Perrachon S.A. (France) (Note 7)	120	13,399
Tesco plc (United Kingdom) (Note 7)	1,675	16,994

		30,393

Food Products - 1.65%
Cadbury Schweppes plc (United Kingdom) (Note 7)	2,600	34,380
Dean Foods Co.	12,840	356,567
Groupe Danone (France) (Note 7)	200	17,140
Nestle S.A. (Switzerland) (Note 7)	1,485	685,375
Suedzucker AG (Germany) (Note 7)	150	3,404

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom) (Note 7)	21,550	$729,683

		1,826,549

Household Products - 0.02%
Central Garden & Pet Co.*	950	7,876
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	175	10,147

		18,023

Personal Products - 0.42%
Clarins S.A. (France) (Note 7)	342	29,587
The Estee Lauder Companies, Inc. - Class A	9,790	429,781
L’Oreal S.A. (France) (Note 7)	80	10,503

		469,871

Total Consumer Staples		2,839,754

Energy - 1.27%
Energy Equipment & Services - 1.18%
Abbot Group plc (United Kingdom) (Note 7)	5,985	42,276
Baker Hughes, Inc.	6,335	549,371
Calfrac Well Services Ltd. (Canada) (Note 7)	2,430	51,873
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	95	31,118
Trican Well Service Ltd. (Canada) (Note 7)	1,440	30,496
Weatherford International Ltd.*	9,252	600,547

		1,305,681

Oil, Gas & Consumable Fuels - 0.09%
BP plc (United Kingdom) (Note 7)	550	7,147
Edge Petroleum Corp.*	1,760	15,981
Eni S.p.A. (Italy) (Note 7)	575	20,987
Evergreen Energy, Inc.*	675	3,179
Forest Oil Corp.*	175	8,503
Mariner Energy, Inc.*	141	3,525
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	200	16,638
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	196	8,537
Total S.A. (France) (Note 7)	200	16,121

		100,618

Total Energy		1,406,299

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 3.04%
Capital Markets - 0.41%
Bank of New York Mellon Corp.[1]	250	$12,212
Deutsche Bank AG (Germany) (Note 7)	150	20,094
Franklin Resources, Inc.	50	6,484
Janus Capital Group, Inc.	285	9,835
Macquarie Bank Ltd. (now known as Macquarie Group Ltd.) (Australia) (Note 7)	200	15,654
Merrill Lynch & Co., Inc.	200	13,204
Morgan Stanley	125	8,407
SEI Investments Co.	11,840	374,381

		460,271

Commercial Banks - 1.88%
Aareal Bank AG (Germany) (Note 7)	635	32,899
The Bancorp, Inc.*	820	14,719
BNP Paribas (France) (Note 7)	120	13,225
Boston Private Financial Holdings, Inc.	535	15,387
Commerzbank AG (Germany) (Note 7)	300	12,740
Credit Agricole S.A. (France) (Note 7)	200	7,905
The Hachijuni Bank Ltd. (Japan) (Note 7)	1,000	7,612
HSBC Holdings plc (United Kingdom) (Note 7)	1,350	26,692
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	150	14,928
Huntington Bancshares, Inc.	300	5,373
PNC Financial Services Group, Inc.	6,390	461,102
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	5,925	63,626
Societe Generale (France) (Note 7)	55	9,230
Societe Generale - ADR (France) (Note 7)	175	5,867
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	1,000	7,378
SunTrust Banks, Inc.	150	10,890
TCF Financial Corp.	580	13,207
U.S. Bancorp	15,545	515,472
UniCredito Italiano S.p.A. (Italy) (Note 7)	1,775	15,194
Wachovia Corp.	17,535	801,876
Wells Fargo & Co.	200	6,802
Wilmington Trust Corp.	225	8,183
Zions Bancorporation	125	7,389

		2,077,696

Consumer Finance - 0.03%
Capital One Financial Corp.	130	8,527

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Consumer Finance (continued)
Nelnet, Inc. - Class A	1,420	$26,384

		34,911

Diversified Financial Services - 0.47%
Bank of America Corp.	9,133	440,941
Citigroup, Inc.	475	19,903
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	215	17,034
ING Groep N.V. (Netherlands) (Note 7)	225	10,116
JPMorgan Chase & Co.	400	18,800
Moody's Corp.	270	11,804

		518,598

Insurance - 0.20%
Allianz SE (Germany) (Note 7)	300	67,576
Ambac Financial Group, Inc.	260	9,576
American International Group, Inc.	320	20,198
Axa (France) (Note 7)	200	8,939
First American Corp.	450	13,545
LandAmerica Financial Group, Inc.	420	11,672
MBIA, Inc.	245	10,545
Muenchener Rueckver AG (Germany) (Note 7)	125	23,898
Principal Financial Group, Inc.	270	18,271
The Progressive Corp.	600	11,100
Torchmark Corp.	110	7,168
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	505	21,377

		223,865

Real Estate Investment Trusts (REITS) - 0.02%
Alstria Office REIT AG* (Germany) (Note 7)	1,070	18,830

Real Estate Management & Development - 0.02%
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	1,630	19,977

Thrifts & Mortgage Finance - 0.01%
Flagstar Bancorp, Inc.	590	4,773
IndyMac Bancorp, Inc.	330	4,429

		9,202

Total Financials		3,363,350

Health Care - 6.54%
Biotechnology - 0.70%
Amgen, Inc.*	4,890	284,158

The accompanying notes are an integral part of the financial statements.	10

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Biotechnology (continued)
Applera Corp. - Celera Group*	3,000	$48,930
Genzyme Corp.*	5,040	382,889
Monogram Biosciences, Inc.*	15,275	23,218
Senomyx, Inc.*	1,050	12,138
Theratechnologies, Inc.* (Canada) (Note 7)	2,030	24,633

		775,966

Health Care Equipment & Supplies - 2.42%
Abaxis, Inc.*	1,040	30,493
Alsius Corp.*	2,120	7,950
AtriCure, Inc.*	1,270	14,453
Beckman Coulter, Inc.	580	41,076
Boston Scientific Corp.*	65,530	908,901
The Cooper Companies, Inc.	10,188	427,896
Covidien Ltd. (Bermuda) (Note 7)	1,040	43,264
C.R. Bard, Inc.	260	21,739
Dexcom, Inc.*	3,470	32,271
Edwards Lifesciences Corp.*	355	17,828
ev3, Inc.*	6,653	97,666
Gen-Probe, Inc.*	340	23,807
Hansen Medical, Inc.*	550	21,378
IDEXX Laboratories, Inc.*	140	17,049
Inverness Medical Innovations, Inc.*	1,360	81,722
Kyphon, Inc.*	370	26,226
Medtronic, Inc.	11,255	533,937
Mentor Corp.	720	30,650
Micrus Endovascular Corp.*	475	9,334
Nobel Biocare Holding AG (Switzerland) (Note 7)	90	26,189
OraSure Technologies, Inc.*	6,625	60,089
ResMed, Inc.*	350	14,500
Respironics, Inc.*	425	21,276
SonoSite, Inc.*	930	32,727
STAAR Surgical Co.*	5,480	16,878
Straumann Holding AG (Switzerland) (Note 7)	105	29,308
Synthes, Inc. (Switzerland) (Note 7)	470	58,684
Wright Medical Group, Inc.*	995	26,368

		2,673,659

Health Care Providers & Services - 0.51%
AMN Healthcare Services, Inc.*	450	8,554
Patterson Companies, Inc.*	870	34,026
Quest Diagnostics, Inc.	7,890	419,590

11	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Sonic Healthcare Ltd. (Australia) (Note 7)	2,880	$46,182
Tenet Healthcare Corp.*	15,500	54,405

		562,757

Health Care Technology - 0.08%
AMICAS, Inc.*	9,475	25,203
Eclipsys Corp.*	2,600	58,656

		83,859

Life Sciences Tools & Services - 0.82%
Affymetrix, Inc.*	9,125	232,322
Caliper Life Sciences, Inc.*	10,897	64,510
Luminex Corp.*	2,910	46,385
PerkinElmer, Inc.	20,423	562,041

		905,258

Pharmaceuticals - 2.01%
AstraZeneca plc (United Kingdom) (Note 7)	25	1,233
AstraZeneca plc - ADR (United Kingdom) (Note 7)	150	7,365
Barr Pharmaceuticals, Inc.*	12,470	714,780
GlaxoSmithKline plc (United Kingdom) (Note 7)	375	9,652
Johnson & Johnson	6,740	439,246
Novartis AG - ADR (Switzerland) (Note 7)	17,268	918,140
Par Pharmaceutical Companies, Inc.*	2,180	40,199
Roche Holding AG (Switzerland) (Note 7)	360	61,425
Sanofi-Aventis (France) (Note 7)	41	3,595
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	500	11,704
Shire plc (United Kingdom) (Note 7)	775	19,352

		2,226,691

Total Health Care		7,228,190

Industrials - 2.19%
Aerospace & Defense - 0.03%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	755	36,821

Air Freight & Logistics - 0.64%
Deutsche Post AG (Germany) (Note 7)	400	12,108
TNT N.V. (Netherlands) (Note 7)	635	25,973
United Parcel Service, Inc. - Class B	8,970	673,647

		711,728

The accompanying notes are an integral part of the financial statements.	12

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines - 1.06%
AirTran Holdings, Inc.*	990	$10,306
Deutsche Lufthansa AG (Germany) (Note 7)	750	22,171
JetBlue Airways Corp.*	48,014	438,368
Southwest Airlines Co.	49,245	699,771

		1,170,616

Commercial Services & Supplies - 0.01%
ChoicePoint, Inc.*	75	2,949
Covanta Holding Corp.*	275	7,455

		10,404

Electrical Equipment - 0.02%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	500	15,110
Hubbell, Inc. - Class B	125	6,875

		21,985

Industrial Conglomerates - 0.40%
3M Co.	5,011	432,750
Siemens AG (Germany) (Note 7)	80	10,936

		443,686

Machinery - 0.03%
FreightCar America, Inc.	240	10,368
Heidelberger Druckmaschinen AG (Germany) (Note 7)	125	5,120
Mueller Water Products, Inc. - Class B	690	7,300
Schindler Holding AG (Switzerland) (Note 7)	125	8,743

		31,531

Total Industrials		2,426,771

Information Technology - 5.19%
Communications Equipment - 0.85%
Alcatel-Lucent - ADR (France) (Note 7)	1,140	11,047
Blue Coat Systems, Inc.*	1,140	46,273
Cisco Systems, Inc.*	18,941	626,189
Harris Stratex Networks, Inc. - Class A*	1,780	34,034
Juniper Networks, Inc.*	6,026	216,936

		934,479

Computers & Peripherals - 0.03%
Rackable Systems, Inc.*	2,390	32,647

Electronic Equipment & Instruments - 0.41%
AU Optronics Corp. - ADR (Taiwan) (Note 7)	2,684	58,323

13	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment & Instruments (continued)
LG. Philips LCD Co. Ltd. - ADR* (South Korea) (Note 7)	11,200	$302,960
LoJack Corp.*	2,740	48,142
Planar Systems, Inc.*	4,480	30,554
Samsung SDI Co. Ltd. (South Korea) (Note 7)	150	11,995

		451,974

Internet Software & Services - 0.57%
Google, Inc. - Class A*	810	572,670
iPass, Inc.*	7,090	34,032
Online Resources Corp.*	2,710	25,067

		631,769

IT Services - 1.34%
Automatic Data Processing, Inc.	13,858	686,802
Gevity HR, Inc.	2,730	27,245
Paychex, Inc.	150	6,267
RightNow Technologies, Inc.*	2,375	47,548
Western Union Co.	32,272	711,275

		1,479,137

Office Electronics - 0.00%**
Boewe Systec AG (Germany) (Note 7)	110	5,712

Semiconductors & Semiconductor Equipment - 0.05%
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	280	7,774
Netlogic Microsystems, Inc.*	1,300	43,160
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	897	9,553

		60,487

Software - 1.94%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	2,760	66,102
Amdocs Ltd.* (Guernsey) (Note 7)	1,765	60,716
Borland Software Corp.*	8,030	35,171
Electronic Arts, Inc.*	8,110	495,683
Misys plc (United Kingdom) (Note 7)	1,475	7,414
Salesforce.com, Inc.*	8,872	500,115
SAP AG (Germany) (Note 7)	300	16,303
SAP AG - ADR (Germany) (Note 7)	8,750	474,950
Sonic Solutions*	5,000	60,000
Square Enix Co. Ltd. (Japan) (Note 7)	300	9,831

The accompanying notes are an integral part of the financial statements.	14

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
Take-Two Interactive Software, Inc.*	1,045	$19,625
TIBCO Software, Inc.*	34,315	315,012
UbiSoft Entertainment S.A.* (France) (Note 7)	480	39,413
Utimaco Safeware AG (Germany) (Note 7)	3,600	41,036

		2,141,371

Total Information Technology		5,737,576

Materials - 1.71%
Chemicals - 1.14%
Arkema* (France) (Note 7)	2	136
Bayer AG (Germany) (Note 7)	400	33,348
Calgon Carbon Corp.*	1,000	14,900
Lonza Group AG (Switzerland) (Note 7)	4,155	483,991
NITTO DENKO Corp. (Japan) (Note 7)	14,700	712,380
Tronox, Inc. - Class A	1,400	11,914

		1,256,669

Paper & Forest Products - 0.57%
Louisiana-Pacific Corp.	9,090	149,621
Norbord, Inc. (Canada) (Note 7)	3,260	27,615
Weyerhaeuser Co.	6,040	458,496

		635,732

Total Materials		1,892,401

Telecommunication Services - 0.12%
Diversified Telecommunication Services - 0.04%
France Telecom S.A. (France) (Note 7)	540	19,913
Swisscom AG - ADR (Switzerland) (Note 7)	350	12,887
Telus Corp. (Canada) (Note 7)	180	10,553

		43,353

Wireless Telecommunication Services - 0.08%
Hutchison Telecommunications International Ltd. (Hong Kong) (Note 7)	8,000	11,355
Hutchison Telecommunications International Ltd. - ADR (Hong Kong) (Note 7)	1,910	41,848
SK Telecom Co. Ltd. (South Korea) (Note 7)	120	28,187
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	250	7,702

		89,092

Total Telecommunication Services		132,445

15	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities - 1.44%
Electric Utilities - 0.51%
American Electric Power Co., Inc.	11,004	$530,503
E.ON AG (Germany) (Note 7)	175	34,233
Westar Energy, Inc.	100	2,662

		567,398

Independent Power Producers & Energy Traders - 0.49%
Mirant Corp.*	12,832	543,564

Multi-Utilities - 0.41%
National Grid plc (United Kingdom) (Note 7)	900	14,998
Xcel Energy, Inc.	19,528	440,356

		455,354

Water Utilities - 0.03%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	537	14,007
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	760	14,279

		28,286

Total Utilities		1,594,602

TOTAL COMMON STOCKS (Identified Cost $28,636,134)		31,602,552

WARRANTS - 0.01%
Health Care - 0.01%
Health Care Equipment & Supplies - 0.01%
Alsius Corp., 8/3/2009	7,770	4,352

Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011	348	501

TOTAL WARRANTS (Identified Cost $4,333)		4,853

CORPORATE BONDS - 1.59%
Convertible Corporate Bonds - 0.16%
Consumer Discretionary - 0.07%
Hotels, Restaurants & Leisure - 0.03%
Carnival Corp., 2.00%, 4/15/2021	$25,000	31,125

Media - 0.04%
Charter Communications, Inc., 6.50%, 10/1/2027	52,000	45,305

Total Consumer Discretionary		76,430

The accompanying notes are an integral part of the financial statements.	16

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Convertible Corporate Bonds (continued)
Health Care - 0.05%
Biotechnology - 0.05%
Amgen, Inc., 0.375%, 2/1/2013	$60,000	$56,175

Information Technology - 0.04%
Software - 0.04%
Amdocs Ltd., 0.50%, 3/15/2024	40,000	41,100

Total Convertible Corporate Bonds (Identified Cost $177,322)		173,705

Non-Convertible Corporate Bonds - 1.43%
Consumer Discretionary - 0.45%
Automobiles - 0.17%
Ford Motor Credit Co. LLC, 5.625%, 10/1/2008	55,000	53,877
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	130,000	129,648

		183,525

Hotels, Restaurants & Leisure - 0.05%
McDonald's Corp., 5.80%, 10/15/2017	60,000	60,585

Media - 0.16%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	65,000	72,321
Comcast Corp., 6.50%, 11/15/2035	65,000	65,942
The Walt Disney Co., 7.00%, 3/1/2032	30,000	34,145

		172,408

Multiline Retail - 0.04%
Target Corp., 5.875%, 3/1/2012	45,000	46,351

Specialty Retail - 0.03%
Lowe's Companies, Inc., 8.25%, 6/1/2010	35,000	37,764

Total Consumer Discretionary		500,633

Consumer Staples - 0.02%
Food & Staples Retailing - 0.02%
The Kroger Co., 6.80%, 4/1/2011	25,000	26,211

Energy - 0.07%
Oil, Gas & Consumable Fuels - 0.07%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	20,000	20,108
Arch Western Finance LLC, 6.75%, 7/1/2013	55,000	53,625

Total Energy		73,733

17	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 0.41%
Capital Markets - 0.15%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	$70,000	$65,307
Lehman Brothers Holdings, Inc., 5.63%, 11/16/2009	25,000	24,650
Lehman Brothers Holdings, Inc., 6.50%, 7/19/2017	25,000	25,178
Merrill Lynch & Co., Inc., 6.00%, 2/15/2017	25,000	24,573
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	25,000	22,989

		162,697

Commercial Banks - 0.14%
PNC Bank National Association, 5.25%, 1/15/2017	65,000	61,710
U.S. Bank National Association, 6.375%, 8/1/2011	30,000	31,263
Wachovia Corp., 5.25%, 8/1/2014	70,000	68,576

		161,549

Diversified Financial Services - 0.04%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	45,000	40,307

Insurance - 0.08%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	65,000	55,054
American International Group, Inc., 4.25%, 5/15/2013	35,000	32,927

		87,981

Total Financials		452,534

Health Care - 0.06%
Pharmaceuticals - 0.06%
Abbott Laboratories, 3.50%, 2/17/2009	20,000	19,638
Wyeth, 6.50%, 2/1/2034	40,000	42,239

Total Health Care		61,877

Industrials - 0.21%
Aerospace & Defense - 0.02%
Boeing Capital Corp., 6.50%, 2/15/2012	20,000	21,140

Airlines - 0.04%
Southwest Airlines Co., 5.25%, 10/1/2014	45,000	43,377

The accompanying notes are an integral part of the financial statements.	18

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 0.03%
General Electric Capital Corp., 6.75%, 3/15/2032	$30,000	$33,480

Machinery - 0.02%
John Deere Capital Corp., 5.50%, 4/13/2017	25,000	24,887

Road & Rail - 0.10%
CSX Corp., 6.00%, 10/1/2036	75,000	70,226
Union Pacific Corp., 5.65%, 5/1/2017	40,000	39,452

		109,678

Total Industrials		232,562

Information Technology - 0.07%
Communications Equipment - 0.07%
Cisco Systems, Inc., 5.50%, 2/22/2016	25,000	25,097
Corning, Inc., 6.20%, 3/15/2016	55,000	56,290

Total Information Technology		81,387

Utilities - 0.14%
Electric Utilities - 0.12%
Allegheny Energy Supply Co. LLC[2], 8.25%, 4/15/2012	20,000	21,700
American Electric Power Co., Inc., 5.375%, 3/15/2010	50,000	50,289
Exelon Generation Co. LLC, 5.35%, 1/15/2014	65,000	63,824

		135,813

Multi-Utilities - 0.02%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	20,000	21,931

Total Utilities		157,744

Total Non-Convertible Corporate Bonds (Identified Cost $1,605,881)		1,586,681

TOTAL CORPORATE BONDS (Identified Cost $1,783,203)		1,760,386

U.S. TREASURY SECURITIES - 43.63%
U.S. Treasury Bonds - 4.97%
U.S. Treasury Bond, 6.875%, 8/15/2025	170,000	211,823
U.S. Treasury Bond, 5.50%, 8/15/2028	4,835,000	5,282,237

Total U.S. Treasury Bonds (Identified Cost $5,458,151)		5,494,060

19	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes - 38.66%
U.S. Treasury Note, 3.00%, 2/15/2008	$8,400,000	$8,374,405
U.S. Treasury Note, 5.50%, 2/15/2008	90,000	90,359
U.S. Treasury Note, 5.625%, 5/15/2008	10,000	10,077
U.S. Treasury Note, 3.25%, 8/15/2008	300,000	297,914
U.S. Treasury Note, 4.75%, 11/15/2008	6,300,000	6,344,787
Interest Stripped - Principal Payment, 2/15/2009	17,000	16,181
U.S. Treasury Note, 3.50%, 11/15/2009	2,000,000	1,984,376
U.S. Treasury Note, 3.875%, 5/15/2010	1,000,000	998,828
U.S. Treasury Note, 5.00%, 2/15/2011	1,000,000	1,032,500
U.S. Treasury Note, 4.875%, 4/30/2011	5,000,000	5,138,280
U.S. Treasury Note, 4.00%, 11/15/2012	9,000,000	8,951,481
U.S. Treasury Note, 3.625%, 5/15/2013	3,525,000	3,431,090
U.S. Treasury Note, 4.625%, 2/15/2017	6,000,000	6,077,814

Total U.S. Treasury Notes (Identified Cost $42,279,530)		42,748,092

TOTAL U.S. TREASURY SECURITIES (Identified Cost $47,737,681)		48,242,152

U.S. GOVERNMENT AGENCIES - 13.80%
Mortgage-Backed Securities - 12.75%
Fannie Mae, Pool #805347, 5.50%, 1/1/2020	22,695	22,742
Fannie Mae, Pool #851149, 5.00%, 4/1/2021	382,905	377,039
Fannie Mae, Pool #899023, 4.50%, 1/1/2022	126,738	122,600
Fannie Mae, Pool #899287, 5.00%, 2/1/2022	117,284	115,472
Fannie Mae, Pool #747607, 6.50%, 11/1/2033	32,453	33,372
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	341,571	318,524
Fannie Mae, Pool #901895, 6.50%, 9/1/2036	151,224	154,801
Fannie Mae, TBA[3], 4.50%, 11/15/2022	1,300,000	1,257,345
Fannie Mae, TBA[3], 4.50%, 11/15/2037	203,000	189,171
Fannie Mae, TBA[3], 6.00%, 11/15/2037	2,959,000	2,980,269
Fannie Mae, TBA[3], 6.50%, 11/15/2037	2,700,000	2,763,283
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	17,882	17,934
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	105,468	102,022
Federal Home Loan Mortgage Corp., Pool #G11912, 5.50%, 3/1/2021	386,099	386,778
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	85,319	84,055
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	78,821	78,933

The accompanying notes are an integral part of the financial statements.	20

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034	$12,858	$13,231
Federal Home Loan Mortgage Corp., Pool #A52888, 6.50%, 10/1/2036	147,864	151,466
Federal Home Loan Mortgage Corp., TBA[3], 4.50%, 11/15/2022	183,000	176,938
Federal Home Loan Mortgage Corp., TBA[3], 5.00%, 11/15/2022	206,000	202,910
Federal Home Loan Mortgage Corp., TBA[3], 5.50%, 11/15/2022	116,000	116,145
Federal Home Loan Mortgage Corp., TBA[3], 5.00%, 11/15/2037	359,000	344,528
Federal Home Loan Mortgage Corp., TBA[3], 5.50%, 11/15/2037	117,000	115,172
GNMA, Pool #365225, 9.00%, 11/15/2024	2,105	2,282
GNMA, Pool #398655, 6.50%, 5/15/2026	1,514	1,563
GNMA, Pool #452826, 9.00%, 1/15/2028	2,157	2,343
GNMA, Pool #460820, 6.00%, 6/15/2028	15,769	16,026
GNMA, Pool #458983, 6.00%, 1/15/2029	38,136	38,744
GNMA, Pool #530481, 8.00%, 8/15/2030	17,353	18,472
GNMA, Pool #577796, 6.00%, 1/15/2032	41,543	42,164
GNMA, Pool #631703, 6.50%, 9/15/2034	8,912	9,183
GNMA, Pool #003808, 6.00%, 1/20/2036	657,393	663,886
GNMA, Pool #651235, 6.50%, 2/15/2036	478,277	492,112
GNMA, Pool #003830, 5.50%, 3/20/2036	1,407,930	1,391,884
GNMA, TBA[3], 5.50%, 11/15/2036	1,300,000	1,291,875

Total Mortgage-Backed Securities (Identified Cost $14,138,620)		14,095,264

Other Agencies - 1.05%
Fannie Mae, 5.25%, 1/15/2009	15,000	15,140
Fannie Mae, 4.875%, 5/18/2012	1,135,000	1,147,384

Total Other Agencies (Identified Cost $1,160,789)		1,162,524

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $15,299,409)		15,257,788

SHORT-TERM INVESTMENTS - 19.31%
Dreyfus Treasury Cash Management - Institutional Shares	3,365,834	3,365,834

21	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS (continued)
Federal Home Loan Bank Discount Note, 11/7/2007	$14,000,000	$13,987,706
U.S. Treasury Bill, 11/8/2007	4,000,000	3,996,941

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $21,352,091)		21,350,481

TOTAL INVESTMENTS - 106.92% (Identified Cost $114,812,851)		118,218,212

LIABILITIES, LESS OTHER ASSETS - (6.92%)		(7,651,414)

NET ASSETS - 100%		$110,566,798

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

1Bank of New York Mellon Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $21,700, or 0.02%, of the Series' net assets as of October 31, 2007.

3Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.	22

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2007

ASSETS:

Investments, at value (identified cost $114,812,851) (Note 2)	$118,218,212
Cash	10,383
Foreign currency, at value (cost $17)	19
Receivable for fund shares sold	1,161,169
Interest receivable	688,956
Receivable for securities sold	314,248
Dividends receivable	20,981
Foreign tax reclaims receivable	5,500

TOTAL ASSETS	120,419,468

LIABILITIES:

Accrued management fees (Note 3)	72,563
Accrued fund accounting and transfer agent fees (Note 3)	6,824
Accrued Chief Compliance Officer service fees (Note 3)	805
Payable for purchases of delayed delivery securities (Note 2)	9,476,636
Payable for securities purchased	234,543
Audit fees payable	29,797
Payable for fund shares repurchased	19,306
Other payables and accrued expenses	12,196

TOTAL LIABILITIES	9,852,670

TOTAL NET ASSETS	$110,566,798

NET ASSETS CONSIST OF:

Capital stock	$86,778
Additional paid-in-capital	101,671,030
Undistributed net investment income	1,558,775
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	3,844,488
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	3,405,727

TOTAL NET ASSETS	$110,566,798

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($110,566,798/8,677,765 shares)	$12.74

23	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2007

INVESTMENT INCOME:

Interest	$2,804,501
Dividends (net of foreign tax withheld, $7,463)	491,953

Total Investment Income	3,296,454

EXPENSES:

Management fees (Note 3)	707,561
Fund accounting and transfer agent fees (Note 3)	66,841
Directors’ fees (Note 3)	7,375
Chief Compliance Officer service fees (Note 3)	6,001
Custodian fees	16,527
Miscellaneous	71,615

Total Expenses	875,920

NET INVESTMENT INCOME	2,420,534

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on - Investments	3,893,200
Foreign currency and other assets and liabilities	(871)

3,892,329

Net change in unrealized appreciation on - Investments	504,985
Foreign currency and other assets and liabilities	346

505,331

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,397,660

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,818,194

The accompanying notes are an integral part of the financial statements.	24

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	For the Year Ended 10/31/07	For the Year Ended 10/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,420,534	$1,533,329
Net realized gain on investments and foreign currency	3,892,329	1,475,822
Net change in unrealized appreciation on investments and foreign currency	505,331	1,896,884

Net increase from operations	6,818,194	4,906,035

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,974,662)	(855,161)
From net realized gain on investments	(1,514,456)	(1,298,762)

Total distributions to shareholders	(3,489,118)	(2,153,923)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	35,447,246	23,139,225

Net increase in net assets	38,776,322	25,891,337

NET ASSETS:

Beginning of year	71,790,476	45,899,139

End of year (including undistributed net investment income of $1,558,775 and $1,113,848, respectively)	$110,566,798	$71,790,476

25	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series

	For the Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.35	$11.90	$11.54	$11.32	$10.95

Income from investment operations:
Net investment income	0.30	0.28	0.17	0.18	0.17
Net realized and unrealized gain on investments	0.65	0.69	0.46	0.48	0.45

Total from investment operations	0.95	0.97	0.63	0.66	0.62

Less distributions to shareholders:
From net investment income	(0.31)	(0.20)	(0.18)	(0.17)	(0.21)
From net realized gain on investments	(0.25)	(0.32)	(0.09)	(0.27)	(0.04)

Total distributions to shareholders	(0.56)	(0.52)	(0.27)	(0.44)	(0.25)

Net asset value - End of year	$12.74	$12.35	$11.90	$11.54	$11.32

Total return[1]	7.95%	8.49%	5.49%	5.93%	5.75%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.99%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.73%	2.65%	1.81%	1.77%	1.90%
Portfolio turnover	49%	48%	60%	25%	40%
Net assets - End of year (000’s omitted)	$110,567	$71,790	$45,899	$26,844	$19,991

*The investment advisor did not impose all or a portion of its management fee in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net

assets) would have been increased as follows:	N/A	0.07%	0.21%	0.32%	0.82%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The accompanying notes are an integral part of the financial statements.	26

Portfolio Composition - Pro-Blend® Moderate Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series[2]	10.91%	11.06%	8.10%	8.47%
Lehman Brothers U.S. Aggregate Bond Index[3,5]	5.38%	4.41%	5.91%	6.05%
10%/30%/60% Blended Index[3,4,5]	10.67%	9.64%	7.14%	8.13%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series for the ten years ended October 31, 2007 to the Lehman Brothers U.S. Aggregate Bond Index and a 10%/30%/60% Blended Index.

1Performance numbers for the Series are calculated from September 15, 1993, the Series’ inception date. The Lehman Brothers U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2007, this net expense ratio was 1.11%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended October 31, 2007.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The 10%/30%/60% Blended Index is 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Lehman Brothers U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

27

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07
Actual	$1,000.00	$1,043.40	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

28

Portfolio Composition - Pro-Blend® Moderate Term Series (unaudited)

As of October 31, 2007

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation4

Health Care	10.90%
Information Technology	10.11%
Consumer Discretionary	9.28%
Financials	6.60%
Consumer Staples	5.10%
Industrials	4.77%
Utilities	2.95%
Materials	2.83%
Energy	2.62%
Telecommunication Services	0.24%

4Including common stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings5

International Game Technology	1.70%
Boston Scientific Corp.	1.51%
Novartis AG - ADR (Switzerland)	1.47%
Wachovia Corp.	1.39%
Southwest Airlines Co.	1.30%
Western Union Co.	1.29%
Nestle S.A. (Switzerland)	1.20%
Unilever plc - ADR (United Kingdom)	1.19%
NITTO DENKO Corp. (Japan)	1.18%
Weatherford International Ltd.	1.16%

5As a percentage of total investments.

29

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS - 53.08%

Consumer Discretionary - 8.49%
Auto Components - 0.06%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	7,330	$153,862
Tenneco, Inc.*	1,830	56,016

		209,878

Distributors - 0.01%
Building Materials Holding Corp.	3,710	29,161

Hotels, Restaurants & Leisure - 2.86%
Carnival Corp.	84,185	4,039,196
Club Mediterranee S.A.* (France) (Note 7)	3,800	255,106
International Game Technology	150,190	6,549,786

		10,844,088

Household Durables - 0.79%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	18,210	67,134
D.R. Horton, Inc.	67,290	853,910
KB Home	2,060	56,938
Lennar Corp. - Class A	36,920	843,622
LG Electronics, Inc. (South Korea) (Note 7)	1,100	114,716
Rossi Residencial S.A. (Brazil) (Note 7)	4,480	151,250
Toll Brothers, Inc.*	39,600	907,236

		2,994,806

Internet & Catalog Retail - 0.04%
Audible, Inc.*	13,002	171,496

Leisure Equipment & Products - 0.02%
Sankyo Co. Ltd. (Japan) (Note 7)	1,500	63,719
Sega Sammy Holdings, Inc. (Japan) (Note 7)	2,300	31,604

		95,323

Media - 3.87%
Acme Communications, Inc.	6,500	24,895
Charter Communications, Inc. - Class A*	651,020	1,347,611
Comcast Corp. - Class A*	203,183	4,277,002
The E.W. Scripps Co. - Class A	91,820	4,132,818
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	4,630	115,055
Impresa S.A. (SGPS)* (Portugal) (Note 7)	12,200	45,413
Mediacom Communications Corp. - Class A*	12,640	72,680
Mediaset S.p.A. (Italy) (Note 7)	5,475	56,699
Playboy Enterprises, Inc. - Class B*	4,025	45,080
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	2,350	123,775

The accompanying notes are an integral part of the financial statements.	30

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Societe Television Francaise 1 (France) (Note 7)	7,360	$203,503
Time Warner, Inc.	226,935	4,143,833
Wolters Kluwer N.V. (Netherlands) (Note 7)	2,925	91,637

		14,680,001

Specialty Retail - 0.77%
Build-A-Bear Workshop, Inc.*	4,150	80,510
KOMERI Co. Ltd. (Japan) (Note 7)	2,300	58,323
Limited Brands, Inc.	121,270	2,669,153
Tractor Supply Co.*	1,315	54,494
Valora Holding AG (Switzerland) (Note 7)	220	56,040

		2,918,520

Textiles, Apparel & Luxury Goods - 0.07%
Adidas AG (Germany) (Note 7)	1,180	78,414
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	700	90,113
PPR (France) (Note 7)	475	94,130

		262,657

Total Consumer Discretionary		32,205,930

Consumer Staples - 5.14%
Beverages - 0.95%
The Coca-Cola Co.	52,948	3,270,068
Diageo plc (United Kingdom) (Note 7)	2,900	66,323
Kirin Holdings Co. Ltd. (Japan) (Note 7)	5,000	69,571
Scottish & Newcastle plc (United Kingdom) (Note 7)	13,195	214,805

		3,620,767

Food & Staples Retailing - 0.13%
Carrefour S.A. (France) (Note 7)	2,780	200,079
Casino Guichard-Perrachon S.A. (France) (Note 7)	820	91,558
Tesco plc (United Kingdom) (Note 7)	17,825	180,852

		472,489

Food Products - 3.17%
Cadbury Schweppes plc (United Kingdom) (Note 7)	22,975	303,798
Dean Foods Co.	82,260	2,284,360
Groupe Danone (France) (Note 7)	2,150	184,258
Nestle S.A. (Switzerland) (Note 7)	10,000	4,615,318

31	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Suedzucker AG (Germany) (Note 7)	2,500	$56,741
Unilever plc - ADR (United Kingdom) (Note 7)	134,884	4,567,172

		12,011,647

Household Products - 0.05%
Central Garden & Pet Co.*	6,350	52,641
Kao Corp. (Japan) (Note 7)	1,000	28,609
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	2,100	121,770

		203,020

Personal Products - 0.84%
Clarins S.A. (France) (Note 7)	3,458	299,160
The Estee Lauder Companies, Inc. - Class A	64,080	2,813,112
L'Oreal S.A. (France) (Note 7)	570	74,831

		3,187,103

Total Consumer Staples		19,495,026

Energy - 2.52%
Energy Equipment & Services - 2.32%
Abbot Group plc (United Kingdom) (Note 7)	41,335	291,978
Baker Hughes, Inc.	37,725	3,271,512
Calfrac Well Services Ltd. (Canada) (Note 7)	7,920	169,067
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	1,230	402,892
Trican Well Service Ltd. (Canada) (Note 7)	9,420	199,492
Weatherford International Ltd.*	68,690	4,458,668

		8,793,609

Oil, Gas & Consumable Fuels - 0.20%
BP plc (United Kingdom) (Note 7)	6,800	88,361
Edge Petroleum Corp.*	12,340	112,047
Eni S.p.A. (Italy) (Note 7)	4,025	146,911
Evergreen Energy, Inc.*	5,075	23,903
Forest Oil Corp.*	1,250	60,737
Mariner Energy, Inc.*	1,011	25,275
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	1,500	124,785
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	2,382	103,753
Total S.A. (France) (Note 7)	1,200	96,724

		782,496

Total Energy		9,576,105

The accompanying notes are an integral part of the financial statements.	32

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 5.95%
Capital Markets - 0.81%
Bank of New York Mellon Corp.[1]	1,650	$80,603
Daiwa Securities Group, Inc. (Japan) (Note 7)	3,000	28,557
Deutsche Bank AG (Germany) (Note 7)	1,050	140,660
Franklin Resources, Inc.	775	100,502
Janus Capital Group, Inc.	1,875	64,706
Macquarie Bank Ltd. (now known as Macquarie Group Ltd.) (Australia) (Note 7)	1,525	119,358
Merrill Lynch & Co., Inc.	1,425	94,078
Morgan Stanley	950	63,897
SEI Investments Co.	75,370	2,383,199

		3,075,560

Commercial Banks - 3.64%
Aareal Bank AG (Germany) (Note 7)	4,850	251,274
The Bancorp, Inc.*	5,800	104,110
BNP Paribas (France) (Note 7)	700	77,146
Boston Private Financial Holdings, Inc.	3,920	112,739
The Chugoku Bank Ltd. (Japan) (Note 7)	4,000	57,876
Commerzbank AG (Germany) (Note 7)	2,375	100,859
Credit Agricole S.A. (France) (Note 7)	1,475	58,302
The Hachijuni Bank Ltd. (Japan) (Note 7)	7,000	53,281
HSBC Holdings plc (United Kingdom) (Note 7)	10,350	204,642
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	1,175	116,936
Huntington Bancshares, Inc.	2,150	38,506
KeyCorp	2,025	57,611
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	4,000	39,497
PNC Financial Services Group, Inc.	42,910	3,096,386
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	31,420	337,403
Societe Generale (France) (Note 7)	475	79,710
Societe Generale - ADR (France) (Note 7)	1,300	43,582
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	7,000	51,643
SunTrust Banks, Inc.	1,050	76,230
TCF Financial Corp.	3,950	89,942
U.S. Bancorp	93,852	3,112,132
UniCredito Italiano S.p.A. (Italy) (Note 7)	17,000	145,520
Wachovia Corp.	116,756	5,339,252
Wells Fargo & Co.	1,200	40,812
Wilmington Trust Corp.	1,675	60,920

33	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
Zions Bancorporation	925	$54,677

		13,800,988

Consumer Finance - 0.07%
Capital One Financial Corp.	1,415	92,810
Nelnet, Inc. - Class A	10,330	191,931

		284,741

Diversified Financial Services - 0.91%
Bank of America Corp.	59,660	2,880,385
Citigroup, Inc.	3,345	140,156
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	1,745	138,251
ING Groep N.V. (Netherlands) (Note 7)	1,875	84,297
JPMorgan Chase & Co.	2,850	133,950
Moody's Corp.	1,850	80,882

		3,457,921

Insurance - 0.43%
Allianz SE (Germany) (Note 7)	2,100	473,034
Ambac Financial Group, Inc.	1,675	61,690
American International Group, Inc.	2,250	142,020
Axa (France) (Note 7)	1,850	82,690
First American Corp.	2,930	88,193
LandAmerica Financial Group, Inc.	2,700	75,033
MBIA, Inc.	1,700	73,168
Muenchener Rueckver AG (Germany) (Note 7)	1,125	215,086
Principal Financial Group, Inc.	1,825	123,498
The Progressive Corp.	4,260	78,810
Torchmark Corp.	770	50,173
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	3,625	153,446

		1,616,841

Real Estate Investment Trusts (REITS) - 0.03%
Alstria Office REIT AG* (Germany) (Note 7)	7,620	134,097

Real Estate Management & Development - 0.04%
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	11,510	141,064

Thrifts & Mortgage Finance - 0.02%
Flagstar Bancorp, Inc.	4,160	33,654
IndyMac Bancorp, Inc.	2,310	31,000

		64,654

Total Financials		22,575,866

The accompanying notes are an integral part of the financial statements.	34

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care - 10.83%
Biotechnology - 1.12%
Amgen, Inc.*	28,695	$1,667,466
Applera Corp. - Celera Group*	19,980	325,874
Genzyme Corp.*	24,040	1,826,319
Monogram Biosciences, Inc.*	108,075	164,274
Senomyx, Inc.*	7,650	88,434
Theratechnologies, Inc.* (Canada) (Note 7)	14,510	176,074

		4,248,441

Health Care Equipment & Supplies - 4.55%
Abaxis, Inc.*	7,440	218,141
Alsius Corp.*	15,410	57,787
AtriCure, Inc.*	8,930	101,623
Beckman Coulter, Inc.	3,890	275,490
Boston Scientific Corp.*	419,930	5,824,429
The Cooper Companies, Inc.	63,124	2,651,208
Covidien Ltd. (Bermuda) (Note 7)	6,910	287,456
C.R. Bard, Inc.	1,680	140,465
Dexcom, Inc.*	23,060	214,458
Edwards Lifesciences Corp.*	2,525	126,806
ev3, Inc.*	51,315	753,304
Gen-Probe, Inc.*	2,400	168,048
Hansen Medical, Inc.*	3,650	141,876
IDEXX Laboratories, Inc.*	980	119,344
Inverness Medical Innovations, Inc.*	9,690	582,272
Kyphon, Inc.*	3,860	273,597
Medtronic, Inc.	69,159	3,280,903
Mentor Corp.	5,125	218,171
Micrus Endovascular Corp.*	3,675	72,214
Nobel Biocare Holding AG (Switzerland) (Note 7)	570	165,867
OraSure Technologies, Inc.*	32,570	295,410
ResMed, Inc.*	2,475	102,539
Respironics, Inc.*	2,875	143,923
SonoSite, Inc.*	6,750	237,533
STAAR Surgical Co.*	39,170	120,644
Straumann Holding AG (Switzerland) (Note 7)	620	173,055
Synthes, Inc. (Switzerland) (Note 7)	3,160	394,557
Wright Medical Group, Inc.*	5,600	148,400

		17,289,520

Health Care Providers & Services - 0.89%
AMN Healthcare Services, Inc.*	3,050	57,981
Patterson Companies, Inc.*	5,830	228,011

35	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	48,210	$2,563,808
Sonic Healthcare Ltd. (Australia) (Note 7)	18,540	297,295
Tenet Healthcare Corp.*	64,630	226,851

		3,373,946

Health Care Technology - 0.15%
AMICAS, Inc.*	76,975	204,754
Eclipsys Corp.*	15,763	355,613

		560,367

Life Sciences Tools & Services - 1.55%
Affymetrix, Inc.*	58,742	1,495,571
Caliper Life Sciences, Inc.*	80,198	474,772
Luminex Corp.*	20,480	326,451
PerkinElmer, Inc.	129,889	3,574,545

		5,871,339

Pharmaceuticals - 2.57%
AstraZeneca plc (United Kingdom) (Note 7)	350	17,268
AstraZeneca plc - ADR (United Kingdom) (Note 7)	1,150	56,465
Barr Pharmaceuticals, Inc.*	6,760	387,483
GlaxoSmithKline plc (United Kingdom) (Note 7)	2,850	73,356
Johnson & Johnson	41,670	2,715,634
Novartis AG - ADR (Switzerland) (Note 7)	106,230	5,648,249
Par Pharmaceutical Companies, Inc.*	14,290	263,508
Roche Holding AG (Switzerland) (Note 7)	1,540	262,761
Sanofi-Aventis (France) (Note 7)	570	49,981
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	2,800	65,540
Shire plc (United Kingdom) (Note 7)	5,725	142,952
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,000	62,072

		9,745,269

Total Health Care		41,088,882

Industrials - 4.31%
Aerospace & Defense - 0.05%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	4,040	197,031

Air Freight & Logistics - 1.17%
Deutsche Post AG (Germany) (Note 7)	4,100	124,113

The accompanying notes are an integral part of the financial statements.	36

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Air Freight & Logistics (continued)
TNT N.V. (Netherlands) (Note 7)	4,690	$191,833
United Parcel Service, Inc. - Class B	54,630	4,102,713

		4,418,659

Airlines - 2.14%
AirTran Holdings, Inc.*	9,420	98,062
AMR Corp.*	850	20,400
Continental Airlines, Inc. - Class B*	725	24,904
Deutsche Lufthansa AG (Germany) (Note 7)	5,675	167,763
JetBlue Airways Corp.*	307,146	2,804,243
Southwest Airlines Co.	352,630	5,010,872

		8,126,244

Commercial Services & Supplies - 0.03%
ChoicePoint, Inc.*	1,700	66,844
Covanta Holding Corp.*	2,000	54,220

		121,064

Electrical Equipment - 0.04%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	3,575	108,036
Hubbell, Inc. - Class B	900	49,500

		157,536

Industrial Conglomerates - 0.80%
3M Co.	33,686	2,909,123
Siemens AG (Germany) (Note 7)	520	71,084
Sonae S.A. (SGPS) (Portugal) (Note 7)	24,275	71,023

		3,051,230

Machinery - 0.08%
FANUC Ltd. (Japan) (Note 7)	600	65,228
FreightCar America, Inc.	1,690	73,008
Heidelberger Druckmaschinen AG (Germany) (Note 7)	950	38,913
Mueller Water Products, Inc. - Class B	4,550	48,139
Schindler Holding AG (Switzerland) (Note 7)	925	64,696

		289,984

Total Industrials		16,361,748

Information Technology - 10.05%
Communications Equipment - 1.66%
Alcatel-Lucent - ADR (France) (Note 7)	7,520	72,869
Blue Coat Systems, Inc.*	7,950	322,691

37	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Communications Equipment (continued)
Cisco Systems, Inc.*	119,841	$3,961,943
Harris Stratex Networks, Inc. - Class A*	12,640	241,677
Juniper Networks, Inc.*	47,117	1,696,212

		6,295,392

Computers & Peripherals - 0.06%
Rackable Systems, Inc.*	16,800	229,488

Electronic Equipment & Instruments - 0.85%
AU Optronics Corp. - ADR (Taiwan) (Note 7)	18,649	405,243
KEYENCE Corp. (Japan) (Note 7)	110	25,242
LG. Philips LCD Co. Ltd. - ADR* (South Korea) (Note 7)	77,765	2,103,543
LoJack Corp.*	17,635	309,847
Planar Systems, Inc.*	41,990	286,372
Samsung SDI Co. Ltd. (South Korea) (Note 7)	1,060	84,762

		3,215,009

Internet Software & Services - 1.20%
Google, Inc. - Class A*	5,750	4,065,250
iPass, Inc.*	52,720	253,056
Online Resources Corp.*	18,870	174,547
WebMD Health Corp. - Class A*	1,300	59,761

		4,552,614

IT Services - 2.63%
Automatic Data Processing, Inc.	89,558	4,438,494
Gevity HR, Inc.	18,000	179,640
Paychex, Inc.	1,150	48,047
RightNow Technologies, Inc.*	18,925	378,879
Western Union Co.	224,795	4,954,482

		9,999,542

Office Electronics - 0.01%
Boewe Systec AG (Germany) (Note 7)	770	39,982

Semiconductors & Semiconductor Equipment - 0.12%
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	2,050	56,919
Netlogic Microsystems, Inc.*	9,100	302,120
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	7,664	81,622

		440,661

The accompanying notes are an integral part of the financial statements.	38

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 3.52%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	13,370	$320,212
Amdocs Ltd.* (Guernsey) (Note 7)	12,825	441,180
Borland Software Corp.*	59,850	262,143
Electronic Arts, Inc.*	53,900	3,294,368
Misys plc (United Kingdom) (Note 7)	16,850	84,691
Salesforce.com, Inc.*	54,180	3,054,127
SAP AG (Germany) (Note 7)	2,000	108,687
SAP AG - ADR (Germany) (Note 7)	53,300	2,893,124
Sonic Solutions*	31,470	377,640
Square Enix Co. Ltd. (Japan) (Note 7)	2,100	68,817
Take-Two Interactive Software, Inc.*	7,280	136,718
TIBCO Software, Inc.*	188,035	1,726,161
UbiSoft Entertainment S.A.* (France) (Note 7)	3,840	315,300
Utimaco Safeware AG (Germany) (Note 7)	25,090	285,997

		13,369,165

Total Information Technology		38,141,853

Materials - 2.84%
Chemicals - 1.72%
Arkema* (France) (Note 7)	30	2,041
Bayer AG (Germany) (Note 7)	3,725	310,552
Calgon Carbon Corp.*	6,025	89,772
Lonza Group AG (Switzerland) (Note 7)	12,570	1,464,203
NITTO DENKO Corp. (Japan) (Note 7)	94,100	4,560,199
Tronox, Inc. - Class A	9,000	76,590

		6,503,357

Paper & Forest Products - 1.12%
Louisiana-Pacific Corp.	64,170	1,056,238
Norbord, Inc. (Canada) (Note 7)	23,140	196,019
Weyerhaeuser Co.	39,520	2,999,963

		4,252,220

Total Materials		10,755,577

Telecommunication Services - 0.24%
Diversified Telecommunication Services - 0.08%
France Telecom S.A. (France) (Note 7)	3,760	138,654
Swisscom AG - ADR (Switzerland) (Note 7)	2,625	96,652
Telus Corp. (Canada) (Note 7)	1,190	69,770

		305,076

39	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services - 0.16%
Hutchison Telecommunications International Ltd. (Hong Kong) (Note 7)	51,000	$72,386
Hutchison Telecommunications International Ltd. - ADR (Hong Kong) (Note 7)	13,430	294,251
SK Telecom Co. Ltd. (South Korea) (Note 7)	850	199,661
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	1,780	54,842

		621,140

Total Telecommunication Services		926,216

Utilities - 2.71%
Electric Utilities - 0.90%
American Electric Power Co., Inc.	65,100	3,138,471
E.ON AG (Germany) (Note 7)	1,300	254,306
Westar Energy, Inc.	1,025	27,286

		3,420,063

Independent Power Producers & Energy Traders - 0.92%
Mirant Corp.*	82,410	3,490,888

Multi-Utilities - 0.83%
National Grid plc (United Kingdom) (Note 7)	7,100	118,314
Suez S.A. (France) (Note 7)	1,475	95,923
Xcel Energy, Inc.	130,073	2,933,146

		3,147,383

Water Utilities - 0.06%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	3,842	100,215
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	5,430	102,020

		202,235

Total Utilities		10,260,569

TOTAL COMMON STOCKS (Identified Cost $180,994,149)		201,387,772

WARRANTS - 0.01%
Health Care - 0.01%
Health Care Equipment & Supplies - 0.01%
Alsius Corp., 8/3/2009	56,550	31,668

Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011	15,315	22,054

TOTAL WARRANTS (Identified Cost $39,004)		53,722

The accompanying notes are an integral part of the financial statements.	40

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS - 3.17%

Convertible Corporate Bonds - 0.42%
Consumer Discretionary - 0.14%
Hotels, Restaurants & Leisure - 0.06%
Carnival Corp., 2.00%, 4/15/2021	$175,000	$217,875

Media - 0.08%
Charter Communications, Inc., 6.50%, 10/1/2027	342,000	297,967

Total Consumer Discretionary		515,842

Health Care - 0.11%
Biotechnology - 0.10%
Amgen, Inc., 0.375%, 2/1/2013	400,000	374,500

Pharmaceuticals - 0.01%
Valeant Pharmaceuticals International, 4.00%, 11/15/2013	60,000	53,175

Total Health Care		427,675

Industrials - 0.07%
Airlines - 0.07%
JetBlue Airways Corp., 3.75%, 3/15/2035	270,000	248,063

Information Technology - 0.07%
Software - 0.07%
Amdocs Ltd., 0.50%, 3/15/2024	270,000	277,425

Utilities - 0.03%
Multi-Utilities - 0.03%
Xcel Energy, Inc., 7.50%, 11/21/2007	65,000	119,844

Total Convertible Corporate Bonds (Identified Cost $1,584,812)		1,588,849

Non-Convertible Corporate Bonds - 2.75%
Consumer Discretionary - 0.80%
Automobiles - 0.35%
Ford Motor Credit Co. LLC, 5.625%, 10/1/2008	355,000	347,749
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	970,000	967,370

		1,315,119

Hotels, Restaurants & Leisure - 0.10%
McDonald's Corp., 5.80%, 10/15/2017	375,000	378,657

Media - 0.26%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	275,000	305,971
Comcast Corp., 6.50%, 11/15/2035	410,000	415,944

41	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
The Walt Disney Co., 7.00%, 3/1/2032	$235,000	$267,471

		989,386

Multiline Retail - 0.05%
Target Corp., 5.875%, 3/1/2012	200,000	206,005

Specialty Retail - 0.04%
Lowe's Companies, Inc., 8.25%, 6/1/2010	145,000	156,452

Total Consumer Discretionary		3,045,619

Consumer Staples - 0.04%
Food & Staples Retailing - 0.04%
The Kroger Co., 7.25%, 6/1/2009	80,000	82,614
The Kroger Co., 6.80%, 4/1/2011	80,000	83,875

Total Consumer Staples		166,489

Energy - 0.13%
Oil, Gas & Consumable Fuels - 0.13%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	135,000	135,726
Arch Western Finance LLC, 6.75%, 7/1/2013	380,000	370,500

Total Energy		506,226

Financials - 0.76%
Capital Markets - 0.27%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	470,000	438,492
Lehman Brothers Holdings, Inc., 5.63%, 11/16/2009	115,000	113,392
Lehman Brothers Holdings, Inc., 6.50%, 7/19/2017	175,000	176,246
Merrill Lynch & Co., Inc., 6.00%, 2/15/2017	160,000	157,270
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	160,000	147,131

		1,032,531

Commercial Banks - 0.27%
PNC Bank National Association, 5.25%, 1/15/2017	390,000	370,259
U.S. Bank National Association, 6.375%, 8/1/2011	315,000	328,266
Wachovia Corp., 5.25%, 8/1/2014	335,000	328,184

		1,026,709

Diversified Financial Services - 0.09%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	350,000	313,501

The accompanying notes are an integral part of the financial statements.	42

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance - 0.13%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	$390,000	$330,321
American International Group, Inc., 4.25%, 5/15/2013	180,000	169,340

		499,661

Total Financials		2,872,402

Health Care - 0.12%
Pharmaceuticals - 0.12%
Abbott Laboratories, 3.50%, 2/17/2009	135,000	132,556
Wyeth, 6.50%, 2/1/2034	290,000	306,230

Total Health Care		438,786

Industrials - 0.46%
Aerospace & Defense - 0.03%
Boeing Capital Corp., 6.50%, 2/15/2012	115,000	121,556

Air Freight & Logistics - 0.03%
FedEx Corp., 3.50%, 4/1/2009	135,000	131,823

Airlines - 0.07%
Southwest Airlines Co., 5.25%, 10/1/2014	275,000	265,084

Industrial Conglomerates - 0.08%
General Electric Capital Corp., 6.75%, 3/15/2032	290,000	323,637

Machinery - 0.05%
John Deere Capital Corp., 5.50%, 4/13/2017	175,000	174,210

Road & Rail - 0.20%
CSX Corp., 6.00%, 10/1/2036	515,000	482,217
Union Pacific Corp., 5.65%, 5/1/2017	265,000	261,369

		743,586

Total Industrials		1,759,896

Information Technology - 0.14%
Communications Equipment - 0.14%
Cisco Systems, Inc., 5.50%, 2/22/2016	175,000	175,678
Corning, Inc., 6.20%, 3/15/2016	340,000	347,976

Total Information Technology		523,654

Materials - 0.04%
Metals & Mining - 0.04%
Alcoa, Inc., 5.87%, 2/23/2022	155,000	149,326

43	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.26%
Electric Utilities - 0.24%
Allegheny Energy Supply Co. LLC[2], 8.25%, 4/15/2012	$80,000	$86,800
American Electric Power Co., Inc., 5.375%, 3/15/2010	345,000	346,994
Exelon Generation Co. LLC, 5.35%, 1/15/2014	465,000	456,588

		890,382

Multi-Utilities - 0.02%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	75,000	82,240

Total Utilities		972,622

Total Non-Convertible Corporate Bonds (Identified Cost $10,550,409)		10,435,020

TOTAL CORPORATE BONDS (Identified Cost $12,135,221)		12,023,869

U.S. TREASURY SECURITIES - 27.68%
U.S. Treasury Bonds - 9.11%
U.S. Treasury Bond, 7.50%, 11/15/2024	360,000	472,894
U.S. Treasury Bond, 6.00%, 2/15/2026	3,450,000	3,950,250
U.S. Treasury Bond, 5.50%, 8/15/2028	27,575,000	30,125,687

Total U.S. Treasury Bonds (Identified Cost $33,100,326)		34,548,831

U.S. Treasury Notes - 18.57%
U.S. Treasury Note, 3.00%, 2/15/2008	26,000,000	25,920,778
U.S. Treasury Note, 5.625%, 5/15/2008	5,000	5,039
U.S. Treasury Note, 3.25%, 8/15/2008	4,500,000	4,468,711
U.S. Treasury Note, 4.875%, 1/31/2009	18,000,000	18,187,038
U.S. Treasury Note, 3.875%, 5/15/2010	3,600,000	3,595,781
U.S. Treasury Note, 4.50%, 11/15/2010	18,000,000	18,270,000

Total U.S. Treasury Notes (Identified Cost $69,854,412)		70,447,347

TOTAL U.S. TREASURY SECURITIES (Identified Cost $102,954,738)		104,996,178

U.S. GOVERNMENT AGENCIES - 7.07%
Mortgage-Backed Securities - 4.66%
Fannie Mae, Pool #545883, 5.50%, 9/1/2017	131,069	131,768
Fannie Mae, Pool #813938, 4.50%, 12/1/2020	293,690	284,187

The accompanying notes are an integral part of the financial statements.	44

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #911750, 4.50%, 12/1/2021	$483,313	$467,535
Fannie Mae, Pool #908642, 5.00%, 1/1/2022	27,198	26,782
Fannie Mae, Pool #912771, 5.00%, 3/1/2022	752,082	740,561
Fannie Mae, Pool #786281, 6.50%, 7/1/2034	130,134	133,575
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	2,435,006	2,270,707
Fannie Mae, Pool #872535, 6.50%, 6/1/2036	204,940	209,788
Fannie Mae, Pool #906666, 6.50%, 12/1/2036	826,546	846,099
Fannie Mae, TBA[3], 4.50%, 11/15/2037	1,318,000	1,228,211
Fannie Mae, TBA[3], 6.00%, 11/15/2037	1,675,000	1,687,040
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	119,210	119,557
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	753,871	729,233
Federal Home Loan Mortgage Corp., Pool #J04222, 5.00%, 1/1/2022	531,280	523,404
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	228,144	224,762
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	562,321	563,123
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034	85,722	88,205
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	1,110,583	1,137,638
Federal Home Loan Mortgage Corp., TBA[3], 4.50%, 11/15/2022	1,182,000	1,142,846
Federal Home Loan Mortgage Corp., TBA[3], 5.00%, 11/15/2022	1,334,000	1,313,990
Federal Home Loan Mortgage Corp., TBA[3], 5.50%, 11/15/2022	753,000	753,941
Federal Home Loan Mortgage Corp., TBA[3], 5.00%, 11/15/2037	2,323,000	2,229,355
Federal Home Loan Mortgage Corp., TBA[3], 5.50%, 11/15/2037	758,000	746,156
GNMA, Pool #286310, 9.00%, 2/15/2020	1,911	2,065
GNMA, Pool #288873, 9.50%, 8/15/2020	166	182
GNMA, Pool #550290, 6.50%, 8/15/2031	83,055	85,672

Total Mortgage-Backed Securities (Identified Cost $17,649,946)		17,686,382

Other Agencies - 2.41%
Fannie Mae, 5.75%, 2/15/2008	55,000	55,162
Fannie Mae, 5.25%, 1/15/2009	5,000	5,046
Fannie Mae, 6.375%, 6/15/2009	10,000	10,310

45	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Moderate Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Fannie Mae, 4.875%, 5/18/2012	$8,980,000	$9,077,981

Total Other Agencies (Identified Cost $9,140,424)		9,148,499

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $26,790,370)		26,834,881

SHORT-TERM INVESTMENTS - 10.55%
Dreyfus Treasury Cash Management - Institutional Shares	9,030,551	9,030,551
Federal Home Loan Bank Discount Note, 11/7/2007	$23,000,000	22,980,018
U.S. Treasury Bill, 11/8/2007	8,000,000	7,994,388

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $40,007,663)		40,004,957

TOTAL INVESTMENTS - 101.56% (Identified Cost $362,921,145)		385,301,379

LIABILITIES, LESS OTHER ASSETS - (1.56%)		(5,916,022)

NET ASSETS - 100%		$379,385,357

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

1Bank of New York Mellon Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $86,800, or 0.02%, of the Series' net assets as of October 31, 2007.

3Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.	46

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2007

ASSETS:

Investments, at value (identified cost $362,921,145) (Note 2)	$385,301,379
Cash	67,488
Foreign currency, at value (cost $2,063)	2,089
Receivable for securities sold	2,316,618
Interest receivable	1,637,840
Receivable for fund shares sold	518,410
Dividends receivable	94,108
Foreign tax reclaims receivable	45,586

TOTAL ASSETS	389,983,518

LIABILITIES:

Accrued management fees (Note 3)	318,648
Accrued fund accounting and transfer agent fees (Note 3)	21,061
Accrued Chief Compliance Officer service fees (Note 3)	804
Payable for purchases of delayed delivery securities (Note 2)	9,066,287
Payable for securities purchased	1,103,822
Payable for fund shares repurchased	31,665
Audit fees payable	31,466
Other payables and accrued expenses	24,408

TOTAL LIABILITIES	10,598,161

TOTAL NET ASSETS	$379,385,357

NET ASSETS CONSIST OF:

Capital stock	$267,509
Additional paid-in-capital	325,464,825
Undistributed net investment income	3,990,909
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	27,278,500
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	22,383,614

TOTAL NET ASSETS	$379,385,357

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($379,385,357/26,750,917 shares)	$14.18

47	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2007

INVESTMENT INCOME:

Interest	$7,021,551
Dividends (net of foreign tax withheld, $59,454)	2,949,343

Total Investment Income	9,970,894

EXPENSES:

Management fees (Note 3)	3,360,139
Fund accounting and transfer agent fees (Note 3)	227,477
Directors' fees (Note 3)	7,375
Chief Compliance Officer service fees (Note 3)	6,001
Custodian fees	32,700
Miscellaneous	92,442

Total Expenses	3,726,134

NET INVESTMENT INCOME	6,244,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	27,554,335
Foreign currency and other assets and liabilities	(5,835)

27,548,500

Net change in unrealized appreciation on -
Investments	1,133,065
Foreign currency and other assets and liabilities	2,432

1,135,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	28,683,997

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,928,757

The accompanying notes are an integral part of the financial statements.	48

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	For the Year Ended 10/31/07	For the Year Ended 10/31/06
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,244,760	$4,231,612
Net realized gain on investments and foreign currency	27,548,500	12,429,861
Net change in unrealized appreciation on investments and foreign currency	1,135,497	13,118,913

Net increase from operations	34,928,757	29,780,386

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(5,170,958)	(2,281,226)
From net realized gain on investments	(12,523,112)	(9,540,816)

Total distributions to shareholders	(17,694,070)	(11,822,042)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	65,054,580	88,115,419

Net increase in net assets	82,289,267	106,073,763

NET ASSETS:

Beginning of year	297,096,090	191,022,327

End of year (including undistributed net investment income of $3,990,909 and $2,923,571, respectively)	$379,385,357	$297,096,090

49	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series

	For the Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.55	$12.75	$11.81	$11.07	$10.05

Income from investment operations:
Net investment income	0.24	0.20	0.11	0.11	0.10
Net realized and unrealized gain on investments	1.19	1.36	1.16	0.85	1.08

Total from investment operations	1.43	1.56	1.27	0.96	1.18

Less distributions to shareholders:
From net investment income	(0.23)	(0.14)	(0.11)	(0.10)	(0.16)
From net realized gain on investments	(0.57)	(0.62)	(0.22)	(0.12)	—

Total distributions to shareholders	(0.80)	(0.76)	(0.33)	(0.22)	(0.16)

Net asset value - End of year	$14.18	$13.55	$12.75	$11.81	$11.07

Total return[1]	10.91%	12.88%	10.94%	8.76%	11.87%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.11%	1.16%	1.20%	1.20%	1.20%
Net investment income	1.86%	1.75%	1.09%	1.00%	1.05%
Portfolio turnover	78%	72%	77%	42%	60%
Net assets - End of year (000's omitted)	$379,385	$297,096	$191,022	$95,756	$69,393

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

	N/A	N/A	0.01%	0.08%	0.13%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.	50

Performance Update - Pro-Blend® Extended Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series[2]	12.95%	13.76%	9.04%	10.92%
Lehman Brothers U.S. Aggregate Bond Index[3,5]	5.38%	4.41%	5.91%	6.06%
15%/40%/45% Blended Index[3,4,5]	12.90%	11.74%	7.53%	8.76%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series for the ten years ended October 31, 2007 to the Lehman Brothers U.S. Aggregate Bond Index and a 15%/40%/45% Blended Index.

1Performance numbers for the Series are calculated from October 12, 1993, the Series’ inception date. The Lehman Brothers U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2007, this net expense ratio was 1.11%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended October 31, 2007.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The 15%/40%/45% Blended Index is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Lehman Brothers U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices’ portfolios.

51

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07
Actual	$1,000.00	$1,050.00	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

52

Portfolio Composition - Pro-Blend® Extended Term Series (unaudited)

As of October 31, 2007

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation4

Health Care	14.34%
Information Technology	12.48%
Consumer Discretionary	11.91%
Financials	8.13%
Consumer Staples	6.69%
Industrials	5.99%
Materials	4.98%
Utilities	3.68%
Energy	3.31%
Telecommunication Services	0.32%

4Including common stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings5

International Game Technology	2.28%
Boston Scientific Corp.	1.95%
Novartis AG - ADR (Switzerland)	1.93%
Wachovia Corp.	1.74%
Southwest Airlines Co.	1.73%
NITTO DENKO Corp. (Japan)	1.57%
Unilever plc - ADR (United Kingdom)	1.56%
Nestle S.A. (Switzerland)	1.54%
Western Union Co.	1.54%
Automatic Data Processing, Inc.	1.53%

5As a percentage of total investments.

53

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS - 69.97%

Consumer Discretionary - 11.18%
Auto Components - 0.08%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	15,560	$326,615
Tenneco, Inc.*	4,050	123,970

		450,585

Distributors - 0.01%
Building Materials Holding Corp.	7,710	60,601

Hotels, Restaurants & Leisure - 3.64%
Carnival Corp.	154,785	7,426,584
Club Mediterranee S.A.* (France) (Note 7)	5,750	386,015
International Game Technology	318,670	13,897,199

		21,709,798

Household Durables - 1.04%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	38,100	140,462
D.R. Horton, Inc.	138,430	1,756,677
KB Home	4,320	119,405
Lennar Corp. - Class A	75,960	1,735,686
LG Electronics, Inc. (South Korea) (Note 7)	2,410	251,332
Rossi Residencial S.A. (Brazil) (Note 7)	9,490	320,393
Toll Brothers, Inc.*	81,480	1,866,707

		6,190,662

Internet & Catalog Retail - 0.09%
Audible, Inc.*	43,180	569,544

Leisure Equipment & Products - 0.03%
Sankyo Co. Ltd. (Japan) (Note 7)	3,000	127,438
Sega Sammy Holdings, Inc. (Japan) (Note 7)	5,000	68,704

		196,142

Media - 5.16%
Acme Communications, Inc.	20,450	78,323
Charter Communications, Inc. - Class A*	1,373,390	2,842,917
Comcast Corp. - Class A*	424,494	8,935,599
The E.W. Scripps Co. - Class A	186,175	8,379,737
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	9,660	240,051
Impresa S.A. (SGPS)* (Portugal) (Note 7)	32,800	122,094
Mediacom Communications Corp. - Class A*	26,740	153,755
Mediaset S.p.A. (Italy) (Note 7)	11,825	122,460
Playboy Enterprises, Inc. - Class B*	8,600	96,320
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	8,525	449,012

The accompanying notes are an integral part of the financial statements.	54

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Societe Television Francaise 1 (France) (Note 7)	15,330	$423,872
Time Warner, Inc.	477,620	8,721,341
Wolters Kluwer N.V. (Netherlands) (Note 7)	7,425	232,616

		30,798,097

Specialty Retail - 1.03%
Build-A-Bear Workshop, Inc.*	8,900	172,660
KOMERI Co. Ltd. (Japan) (Note 7)	3,900	98,895
Limited Brands, Inc.	256,370	5,642,704
Tractor Supply Co.*	2,880	119,347
Valora Holding AG (Switzerland) (Note 7)	450	114,627

		6,148,233

Textiles, Apparel & Luxury Goods - 0.10%
Adidas AG (Germany) (Note 7)	2,580	171,447
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	1,575	202,755
PPR (France) (Note 7)	1,200	237,803

		612,005

Total Consumer Discretionary		66,735,667

Consumer Staples - 6.78%
Beverages - 1.38%
The Coca-Cola Co.	120,500	7,442,080
Diageo plc (United Kingdom) (Note 7)	8,825	201,828
Kirin Holdings Co. Ltd. (Japan) (Note 7)	12,000	166,970
Scottish & Newcastle plc (United Kingdom) (Note 7)	27,650	450,122

		8,261,000

Food & Staples Retailing - 0.10%
Casino Guichard-Perrachon S.A. (France) (Note 7)	1,710	190,933
Tesco plc (United Kingdom) (Note 7)	36,650	371,849

		562,782

Food Products - 4.15%
Cadbury Schweppes plc (United Kingdom) (Note 7)	41,500	548,755
Dean Foods Co.	174,330	4,841,144
Groupe Danone (France) (Note 7)	4,100	351,376
Nestle S.A. (Switzerland) (Note 7)	20,375	9,403,711

55	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Suedzucker AG (Germany) (Note 7)	4,250	$96,459
Unilever plc - ADR (United Kingdom) (Note 7)	281,478	9,530,845

		24,772,290

Household Products - 0.07%
Central Garden & Pet Co.*	13,000	107,770
Kao Corp. (Japan) (Note 7)	3,000	85,826
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	4,125	239,191

		432,787

Personal Products - 1.08%
Clarins S.A. (France) (Note 7)	4,710	407,474
The Estee Lauder Companies, Inc. - Class A	133,920	5,879,088
L’Oreal S.A. (France) (Note 7)	1,270	166,729

		6,453,291

Total Consumer Staples		40,482,150

Energy - 3.25%
Energy Equipment & Services - 2.95%
Abbot Group plc (United Kingdom) (Note 7)	80,830	570,959
Baker Hughes, Inc.	76,850	6,664,432
Calfrac Well Services Ltd. (Canada) (Note 7)	16,720	356,920
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	2,815	922,065
Trican Well Service Ltd. (Canada) (Note 7)	19,680	416,773
Weatherford International Ltd.*	133,960	8,695,344

		17,626,493

Oil, Gas & Consumable Fuels - 0.30%
BP plc (United Kingdom) (Note 7)	13,825	179,646
Edge Petroleum Corp.*	25,760	233,901
Eni S.p.A. (Italy) (Note 7)	10,575	385,982
Evergreen Energy, Inc.*	10,975	51,692
Forest Oil Corp.*	3,200	155,488
Mariner Energy, Inc.*	2,589	64,725
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	3,300	274,527
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	4,679	203,803
Total S.A. (France) (Note 7)	2,700	217,628

		1,767,392

Total Energy		19,393,885

The accompanying notes are an integral part of the financial statements.	56

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 7.49%
Capital Markets - 0.98%
Bank of New York Mellon Corp.[1]	4,400	$214,940
Daiwa Securities Group, Inc. (Japan) (Note 7)	6,000	57,113
Deutsche Bank AG (Germany) (Note 7)	2,400	321,509
Franklin Resources, Inc.	875	113,470
Janus Capital Group, Inc.	3,625	125,099
Macquarie Bank Ltd. (now known as Macquarie Group Ltd.) (Australia) (Note 7)	3,275	256,326
Merrill Lynch & Co., Inc.	1,875	123,787
Morgan Stanley	2,425	163,106
SEI Investments Co.	141,750	4,482,135

		5,857,485

Commercial Banks - 4.59%
Aareal Bank AG (Germany) (Note 7)	10,265	531,820
Banca Monte dei Paschi di Siena S.p.A. (Italy) (Note 7)	10,950	69,942
The Bancorp, Inc.*	12,280	220,426
BNP Paribas (France) (Note 7)	1,550	170,823
Boston Private Financial Holdings, Inc.	8,565	246,329
The Chugoku Bank Ltd. (Japan) (Note 7)	10,000	144,690
Commerzbank AG (Germany) (Note 7)	4,775	202,779
Credit Agricole S.A. (France) (Note 7)	3,800	150,201
The Hachijuni Bank Ltd. (Japan) (Note 7)	18,000	137,009
HSBC Holdings plc (United Kingdom) (Note 7)	22,350	441,907
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	2,550	253,776
Huntington Bancshares, Inc.	4,650	83,281
Intesa Sanpaolo (Italy) (Note 7)	9,422	74,511
KeyCorp	2,075	59,034
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	12,000	118,492
PNC Financial Services Group, Inc.	81,450	5,877,432
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	62,455	670,673
Societe Generale (France) (Note 7)	805	135,088
Societe Generale - ADR (France) (Note 7)	2,825	94,706
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	18,000	132,796
SunTrust Banks, Inc.	2,300	166,980
TCF Financial Corp.	5,125	116,696
U.S. Bancorp	183,330	6,079,223
UniCredito Italiano S.p.A. (Italy) (Note 7)	29,175	249,738

57	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
Wachovia Corp.	231,940	$10,606,616
Wells Fargo & Co.	3,600	122,436
Wilmington Trust Corp.	3,625	131,841
Zions Bancorporation	2,225	131,520

		27,420,765

Consumer Finance - 0.09%
Capital One Financial Corp.	1,995	130,852
Nelnet, Inc. - Class A	22,370	415,635

		546,487

Diversified Financial Services - 1.17%
Bank of America Corp.	117,860	5,690,281
Citigroup, Inc.	5,775	241,972
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	3,720	294,725
ING Groep N.V. (Netherlands) (Note 7)	4,650	209,055
JPMorgan Chase & Co.	7,275	341,925
Moody’s Corp.	3,960	173,131

		6,951,089

Insurance - 0.54%
Allianz SE (Germany) (Note 7)	4,150	934,805
Ambac Financial Group, Inc.	3,575	131,667
American International Group, Inc.	4,600	290,352
Axa (France) (Note 7)	4,550	203,373
First American Corp.	6,120	184,212
LandAmerica Financial Group, Inc.	5,650	157,013
MBIA, Inc.	2,575	110,828
Muenchener Rueckver AG (Germany) (Note 7)	2,275	434,953
Principal Financial Group, Inc.	3,825	258,838
The Progressive Corp.	9,010	166,685
Torchmark Corp.	1,675	109,143
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	5,125	216,941

		3,198,810

Real Estate Investment Trusts (REITS) - 0.05%
Alstria Office REIT AG* (Germany) (Note 7)	16,120	283,680

Real Estate Management & Development - 0.05%
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	25,040	306,884

The accompanying notes are an integral part of the financial statements.	58

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Thrifts & Mortgage Finance - 0.02%
Flagstar Bancorp, Inc.	8,810	$71,273
IndyMac Bancorp, Inc.	4,850	65,087

		136,360

Total Financials		44,701,560

Health Care - 14.39%
Biotechnology - 1.30%
Amgen, Inc.*	51,785	3,009,226
Applera Corp. - Celera Group*	41,820	682,084
Genzyme Corp.*	41,549	3,156,478
Monogram Biosciences, Inc.*	225,025	342,038
Senomyx, Inc.*	16,775	193,919
Theratechnologies, Inc.* (Canada) (Note 7)	30,680	372,292

		7,756,037

Health Care Equipment & Supplies - 6.02%
Abaxis, Inc.*	15,730	461,204
Alsius Corp.*	33,730	126,487
AtriCure, Inc.*	18,520	210,758
Beckman Coulter, Inc.	8,140	576,475
Boston Scientific Corp.*	854,980	11,858,573
The Cooper Companies, Inc.	114,360	4,803,120
Covidien Ltd. (Bermuda) (Note 7)	14,460	601,536
C.R. Bard, Inc.	3,510	293,471
Dexcom, Inc.*	48,235	448,586
Edwards Lifesciences Corp.*	5,600	281,232
ev3, Inc.*	112,044	1,644,806
Gen-Probe, Inc.*	5,410	378,808
Hansen Medical, Inc.*	7,630	296,578
IDEXX Laboratories, Inc.*	1,870	227,729
Inverness Medical Innovations, Inc.*	17,990	1,081,019
Kyphon, Inc.*	8,770	621,618
Medtronic, Inc.	153,720	7,292,477
Mentor Corp.	10,975	467,206
Micrus Endovascular Corp.*	7,900	155,235
Nobel Biocare Holding AG (Switzerland) (Note 7)	1,200	349,193
OraSure Technologies, Inc.*	100,750	913,803
ResMed, Inc.*	5,375	222,686
Respironics, Inc.*	6,300	315,378
SonoSite, Inc.*	14,620	514,478
STAAR Surgical Co.*	82,770	254,932
Straumann Holding AG (Switzerland) (Note 7)	1,345	375,418

59	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Synthes, Inc. (Switzerland) (Note 7)	6,580	$821,577
Wright Medical Group, Inc.*	13,125	347,813

		35,942,196

Health Care Providers & Services - 1.19%
AMN Healthcare Services, Inc.*	6,075	115,486
Patterson Companies, Inc.*	12,185	476,555
Quest Diagnostics, Inc.	102,480	5,449,886
Sonic Healthcare Ltd. (Australia) (Note 7)	38,680	620,246
Tenet Healthcare Corp.*	135,290	474,868

		7,137,041

Health Care Technology - 0.12%
AMICAS, Inc.*	153,900	409,374
Eclipsys Corp.*	14,250	321,480

		730,854

Life Sciences Tools & Services - 2.35%
Affymetrix, Inc.*	110,245	2,806,838
Caliper Life Sciences, Inc.*	102,285	605,527
Invitrogen Corp.*	35,895	3,261,779
Luminex Corp.*	42,780	681,913
PerkinElmer, Inc.	242,215	6,665,757

		14,021,814

Pharmaceuticals - 3.41%
AstraZeneca plc (United Kingdom) (Note 7)	1,450	71,538
AstraZeneca plc - ADR (United Kingdom) (Note 7)	2,475	121,522
Barr Pharmaceuticals, Inc.*	14,280	818,530
GlaxoSmithKline plc (United Kingdom) (Note 7)	9,025	232,296
Johnson & Johnson	86,190	5,617,002
Novartis AG - ADR (Switzerland) (Note 7)	221,060	11,753,760
Par Pharmaceutical Companies, Inc.*	29,900	551,356
Roche Holding AG (Switzerland) (Note 7)	3,180	542,585
Sanofi-Aventis (France) (Note 7)	1,250	109,607
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	5,800	135,761
Shire plc (United Kingdom) (Note 7)	11,175	279,038
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,700	105,522

		20,338,517

Total Health Care		85,926,459

The accompanying notes are an integral part of the financial statements.	60

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials - 5.55%
Aerospace & Defense - 0.07%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	8,070	$393,574

Air Freight & Logistics - 1.47%
Deutsche Post AG (Germany) (Note 7)	7,175	217,197
TNT N.V. (Netherlands) (Note 7)	9,995	408,822
United Parcel Service, Inc. - Class B	108,195	8,125,445

		8,751,464

Airlines - 2.86%
AirTran Holdings, Inc.*	20,830	216,840
AMR Corp.*	1,825	43,800
Continental Airlines, Inc. - Class B*	1,475	50,666
Deutsche Lufthansa AG (Germany) (Note 7)	11,325	334,786
JetBlue Airways Corp.*	648,965	5,925,050
Southwest Airlines Co.	740,330	10,520,089

		17,091,231

Commercial Services & Supplies - 0.03%
ChoicePoint, Inc.*	1,725	67,827
Covanta Holding Corp.*	4,375	118,606

		186,433

Electrical Equipment - 0.05%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	7,000	211,540
Hubbell, Inc. - Class B	1,950	107,250

		318,790

Industrial Conglomerates - 0.97%
3M Co.	63,300	5,466,588
Siemens AG (Germany) (Note 7)	1,090	149,002
Sonae S.A. (SGPS) (Portugal) (Note 7)	61,250	179,203

		5,794,793

Machinery - 0.10%
FANUC Ltd. (Japan) (Note 7)	1,000	108,713
FreightCar America, Inc.	3,913	169,042
Heidelberger Druckmaschinen AG (Germany) (Note 7)	2,075	84,993
Mueller Water Products, Inc. - Class B	9,530	100,827
Schindler Holding AG (Switzerland) (Note 7)	2,050	143,381

		606,956

Total Industrials		33,143,241

61	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology - 12.52%
Communications Equipment - 1.94%
Alcatel-Lucent - ADR (France) (Note 7)	15,690	$152,036
Blue Coat Systems, Inc.*	16,250	659,587
Cisco Systems, Inc.*	222,690	7,362,131
Harris Stratex Networks, Inc. - Class A*	26,430	505,342
Juniper Networks, Inc.*	80,530	2,899,080

		11,578,176

Computers & Peripherals - 0.08%
Rackable Systems, Inc.*	34,790	475,231

Electronic Equipment & Instruments - 1.02%
AU Optronics Corp. - ADR (Taiwan) (Note 7)	36,350	789,885
KEYENCE Corp. (Japan) (Note 7)	330	75,727
LG. Philips LCD Co. Ltd. - ADR* (South Korea) (Note 7)	145,010	3,922,521
LoJack Corp.*	38,145	670,208
Planar Systems, Inc.*	66,010	450,188
Samsung SDI Co. Ltd. (South Korea) (Note 7)	2,330	186,317

		6,094,846

Internet Software & Services - 1.48%
Google, Inc. - Class A*	11,000	7,777,000
iPass, Inc.*	113,260	543,648
Online Resources Corp.*	40,740	376,845
WebMD Health Corp. - Class A*	3,000	137,910

		8,835,403

IT Services - 3.35%
Automatic Data Processing, Inc.	188,125	9,323,475
Gevity HR, Inc.	37,610	375,348
Paychex, Inc.	2,475	103,405
RightNow Technologies, Inc.*	40,875	818,318
Western Union Co.	426,080	9,390,803

		20,011,349

Office Electronics - 0.01%
Boewe Systec AG (Germany) (Note 7)	1,690	87,753

Semiconductors & Semiconductor Equipment - 0.16%
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	4,490	124,667
Netlogic Microsystems, Inc.*	20,440	678,608
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	14,140	150,591

		953,866

The accompanying notes are an integral part of the financial statements.	62

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 4.48%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	29,580	$708,441
Amdocs Ltd.* (Guernsey) (Note 7)	22,870	786,728
Borland Software Corp.*	125,825	551,114
Electronic Arts, Inc.*	112,120	6,852,774
Misys plc (United Kingdom) (Note 7)	27,900	140,231
Salesforce.com, Inc.*	100,860	5,685,478
SAP AG (Germany) (Note 7)	5,200	282,587
SAP AG - ADR (Germany) (Note 7)	103,120	5,597,354
Sonic Solutions*	66,010	792,120
Square Enix Co. Ltd. (Japan) (Note 7)	4,600	150,741
Take-Two Interactive Software, Inc.*	15,235	286,113
TIBCO Software, Inc.*	391,500	3,593,970
UbiSoft Entertainment S.A.* (France) (Note 7)	8,260	678,224
Utimaco Safeware AG (Germany) (Note 7)	53,830	613,601

		26,719,476

Total Information Technology		74,756,100

Materials - 5.05%
Chemicals - 2.95%
Arkema* (France) (Note 7)	67	4,557
Bayer AG (Germany) (Note 7)	6,775	564,829
Calgon Carbon Corp.*	13,075	194,817
Lonza Group AG (Switzerland) (Note 7)	60,665	7,066,496
NITTO DENKO Corp. (Japan) (Note 7)	198,000	9,595,319
Tronox, Inc. - Class A	20,000	170,200

		17,596,218

Paper & Forest Products - 2.10%
Louisiana-Pacific Corp.	355,165	5,846,016
Norbord, Inc. (Canada) (Note 7)	48,540	411,182
Weyerhaeuser Co.	82,540	6,265,611

		12,522,809

Total Materials		30,119,027

Telecommunication Services - 0.32%
Diversified Telecommunication Services - 0.11%
France Telecom S.A. (France) (Note 7)	7,800	287,634
Swisscom AG - ADR (Switzerland) (Note 7)	5,650	208,033
Telus Corp. (Canada) (Note 7)	2,480	145,402

		641,069

63	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services - 0.21%
Hutchison Telecommunications International Ltd. (Hong Kong) (Note 7)	105,000	$149,030
Hutchison Telecommunications International Ltd. - ADR (Hong Kong) (Note 7)	27,810	609,317
SK Telecom Co. Ltd. (South Korea) (Note 7)	1,790	420,463
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	3,750	115,537

		1,294,347

Total Telecommunication Services		1,935,416

Utilities - 3.44%
Electric Utilities - 1.11%
American Electric Power Co., Inc.	122,220	5,892,226
E.ON AG (Germany) (Note 7)	3,300	645,546
Westar Energy, Inc.	3,850	102,487

		6,640,259

Independent Power Producers & Energy Traders - 1.15%
Mirant Corp.*	161,130	6,825,467

Multi-Utilities - 1.11%
National Grid plc (United Kingdom) (Note 7)	15,275	254,541
Suez S.A. (France) (Note 7)	2,575	167,460
Xcel Energy, Inc.	274,965	6,200,461

		6,622,462

Water Utilities - 0.07%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	8,129	212,036
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	11,480	215,690

		427,726

Total Utilities		20,515,914

TOTAL COMMON STOCKS (Identified Cost $366,728,324)		417,709,419

WARRANTS - 0.01%
Health Care - 0.01%
Health Care Equipment & Supplies - 0.01%
Alsius Corp., 8/3/2009	123,750	69,300

Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011	8,377	12,062

TOTAL WARRANTS (Identified Cost $73,351)		81,362

The accompanying notes are an integral part of the financial statements.	64

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS - 3.38%

Convertible Corporate Bonds - 0.44%
Consumer Discretionary - 0.14%
Hotels, Restaurants & Leisure - 0.06%
Carnival Corp., 2.00%, 4/15/2021	$285,000	$354,825

Media - 0.08%
Charter Communications, Inc., 6.50%, 10/1/2027	546,000	475,702

Total Consumer Discretionary		830,527

Health Care - 0.12%
Biotechnology - 0.10%
Amgen, Inc., 0.375%, 2/1/2013	635,000	594,519

Pharmaceuticals - 0.02%
Valeant Pharmaceuticals International, 4.00%, 11/15/2013	115,000	101,919

Total Health Care		696,438

Industrials - 0.06%
Airlines - 0.06%
JetBlue Airways Corp., 3.75%, 3/15/2035	420,000	385,875

Information Technology - 0.08%
Software - 0.08%
Amdocs Ltd., 0.50%, 3/15/2024	435,000	446,962

Utilities - 0.04%
Multi-Utilities - 0.04%
Xcel Energy, Inc., 7.50%, 11/21/2007	130,000	239,688

Total Convertible Corporate Bonds (Identified Cost $2,576,680)		2,599,490

Non-Convertible Corporate Bonds - 2.94%
Consumer Discretionary - 0.85%
Automobiles - 0.36%
Ford Motor Credit Co. LLC, 5.625%, 10/1/2008	565,000	553,460
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	1,580,000	1,575,717

		2,129,177

Hotels, Restaurants & Leisure - 0.10%
McDonald’s Corp., 5.80%, 10/15/2017	600,000	605,851

Media - 0.28%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	500,000	556,311
Comcast Corp., 6.50%, 11/15/2035	670,000	679,713
The Walt Disney Co., 7.00%, 3/1/2032	380,000	432,506

		1,668,530

65	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Multiline Retail - 0.06%
Target Corp., 5.875%, 3/1/2012	$365,000	$375,959

Specialty Retail - 0.05%
Lowe’s Companies, Inc., 8.25%, 6/1/2010	265,000	285,929

Total Consumer Discretionary		5,065,446

Consumer Staples - 0.05%
Food & Staples Retailing - 0.05%
The Kroger Co., 7.25%, 6/1/2009	140,000	144,574
The Kroger Co., 6.80%, 4/1/2011	145,000	152,023

Total Consumer Staples		296,597

Energy - 0.14%
Oil, Gas & Consumable Fuels - 0.14%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	220,000	221,184
Arch Western Finance LLC, 6.75%, 7/1/2013	605,000	589,875

Total Energy		811,059

Financials - 0.81%
Capital Markets - 0.28%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	750,000	699,721
Lehman Brothers Holdings, Inc., 5.63%, 11/16/2009	215,000	211,994
Lehman Brothers Holdings, Inc., 6.50%, 7/19/2017	280,000	281,993
Merrill Lynch & Co., Inc., 6.00%, 2/15/2017	265,000	260,478
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	255,000	234,490

		1,688,676

Commercial Banks - 0.30%
PNC Bank National Association, 5.25%, 1/15/2017	615,000	583,870
U.S. Bank National Association, 6.375%, 8/1/2011	575,000	599,216
Wachovia Corp., 5.25%, 8/1/2014	615,000	602,488

		1,785,574

Diversified Financial Services - 0.09%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	565,000	506,081

Insurance - 0.14%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	625,000	529,360

The accompanying notes are an integral part of the financial statements.	66

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance (continued)
American International Group, Inc., 4.25%, 5/15/2013	$345,000	$324,568

		853,928

Total Financials		4,834,259

Health Care - 0.12%
Pharmaceuticals - 0.12%
Abbott Laboratories, 3.50%, 2/17/2009	240,000	235,655
Wyeth, 6.50%, 2/1/2034	470,000	496,304

Total Health Care		731,959

Industrials - 0.51%
Aerospace & Defense - 0.04%
Boeing Capital Corp., 6.50%, 2/15/2012	215,000	227,258

Air Freight & Logistics - 0.04%
FedEx Corp., 3.50%, 4/1/2009	240,000	234,352

Airlines - 0.08%
Southwest Airlines Co., 5.25%, 10/1/2014	525,000	506,070

Industrial Conglomerates - 0.10%
General Electric Capital Corp., 6.75%, 3/15/2032	535,000	597,054

Machinery - 0.05%
John Deere Capital Corp., 5.50%, 4/13/2017	275,000	273,758

Road & Rail - 0.20%
CSX Corp., 6.00%, 10/1/2036	820,000	767,801
Union Pacific Corp., 5.65%, 5/1/2017	415,000	409,314

		1,177,115

Total Industrials		3,015,607

Information Technology - 0.14%
Communications Equipment - 0.14%
Cisco Systems, Inc., 5.50%, 2/22/2016	275,000	276,066
Corning, Inc., 6.20%, 3/15/2016	560,000	573,138

Total Information Technology		849,204

Materials - 0.04%
Metals & Mining - 0.04%
Alcoa, Inc., 5.87%, 2/23/2022	275,000	264,934

Utilities - 0.28%
Electric Utilities - 0.26%
Allegheny Energy Supply Co. LLC[2], 8.25%, 4/15/2012	220,000	238,700

67	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Electric Utilities (continued)
American Electric Power Co., Inc., 5.375%, 3/15/2010	$550,000	$553,178
Exelon Generation Co. LLC, 5.35%, 1/15/2014	770,000	756,070

		1,547,948

Multi-Utilities - 0.02%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	135,000	148,032

Total Utilities		1,695,980

Total Non-Convertible Corporate Bonds (Identified Cost $17,764,648)		17,565,045

TOTAL CORPORATE BONDS (Identified Cost $20,341,328)		20,164,535

U.S. TREASURY SECURITIES - 18.94%
U.S. Treasury Bonds - 9.51%
U.S. Treasury Bond, 5.50%, 8/15/2028 (Identified Cost $53,141,590)	51,965,000	56,771,762

U.S. Treasury Notes - 9.43%
U.S. Treasury Note, 3.00%, 2/15/2008	5,000,000	4,984,765
U.S. Treasury Note, 4.875%, 4/30/2011	20,000,000	20,553,120
U.S. Treasury Note, 4.625%, 10/31/2011	15,000	15,298
U.S. Treasury Note, 4.75%, 1/31/2012	30,000,000	30,750,000

Total U.S. Treasury Notes (Identified Cost $55,166,086)		56,303,183

TOTAL U.S. TREASURY SECURITIES (Identified Cost $108,307,676)		113,074,945

U.S. GOVERNMENT AGENCIES - 7.22%
Mortgage-Backed Securities - 4.84%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017	2,501	2,515
Fannie Mae, Pool #252210, 6.50%, 2/1/2019	13,084	13,430
Fannie Mae, Pool #725793, 5.50%, 9/1/2019	361,650	363,418
Fannie Mae, Pool #844917, 4.50%, 11/1/2020	413,419	400,042
Fannie Mae, Pool #813938, 4.50%, 12/1/2020	315,922	305,700
Fannie Mae, Pool #813954, 4.50%, 12/1/2020	305,671	295,781
Fannie Mae, Pool #864435, 4.50%, 12/1/2020	179,071	173,277
Fannie Mae, Pool #837190, 5.00%, 12/1/2020	95,686	94,258
Fannie Mae, Pool #909732, 5.00%, 2/1/2022	135,185	133,096
Fannie Mae, Pool #912520, 5.00%, 2/1/2022	1,023,014	1,007,343
Fannie Mae, Pool #725686, 6.50%, 7/1/2034	415,360	427,515

The accompanying notes are an integral part of the financial statements.	68

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	$3,949,590	$3,683,096
Fannie Mae, Pool #901895, 6.50%, 9/1/2036	816,507	835,822
Fannie Mae, Pool #898299, 6.50%, 10/1/2036	866,014	886,500
Fannie Mae, TBA[3], 4.50%, 11/15/2037	2,099,000	1,956,006
Fannie Mae, TBA[3], 6.00%, 11/15/2037	2,669,000	2,688,185
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	327,827	328,780
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	1,225,271	1,185,227
Federal Home Loan Mortgage Corp., Pool #G12419, 5.00%, 10/1/2021	699,645	689,374
Federal Home Loan Mortgage Corp., Pool #G18156, 5.00%, 12/1/2021	219,727	216,501
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	291,586	287,263
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	889,141	890,407
Federal Home Loan Mortgage Corp., Pool #A22067, 6.50%, 5/1/2034	206,565	212,207
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	1,765,082	1,808,081
Federal Home Loan Mortgage Corp., TBA[3], 4.50%, 11/15/2022	1,887,000	1,824,493
Federal Home Loan Mortgage Corp., TBA[3], 5.00%, 11/15/2022	2,129,000	2,097,065
Federal Home Loan Mortgage Corp., TBA[3], 5.50%, 11/15/2022	1,203,000	1,204,504
Federal Home Loan Mortgage Corp., TBA[3], 5.00%, 11/15/2037	3,700,000	3,550,845
Federal Home Loan Mortgage Corp., TBA[3], 5.50%, 11/15/2037	1,207,000	1,188,141
GNMA, Pool #631703, 6.50%, 9/15/2034	158,933	163,758

Total Mortgage-Backed Securities (Identified Cost $28,862,699)		28,912,630

Other Agencies - 2.38%
Fannie Mae, 5.75%, 2/15/2008	5,000	5,015
Fannie Mae, 5.00%, 5/11/2017	14,125,000	14,186,797

Total Other Agencies (Identified Cost $14,120,419)		14,191,812

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $42,983,118)		43,104,442

69	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Extended Term Series	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 2.60%
Dreyfus Treasury Cash Management - Institutional Shares	5,540,865	$5,540,865
Federal Home Loan Bank Discount Note, 11/7/2007	$10,000,000	9,991,421

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $15,533,332)		15,532,286

TOTAL INVESTMENTS - 102.12% (Identified Cost $553,967,129)		609,666,989

LIABILITIES, LESS OTHER ASSETS - (2.12%)		(12,676,250)

NET ASSETS - 100%		$596,990,739

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

1Bank of New York Mellon Corp. is the parent company of Mellon Trust of New England N.A., the Fund’s custodian.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $238,700, or 0.04%, of the Series’ net assets as of October 31, 2007.

3Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.	70

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2007

ASSETS:

Investments, at value (identified cost $553,967,129) (Note 2)	$609,666,989
Foreign currency, at value (cost $7,731)	7,826
Interest receivable	1,674,075
Receivable for fund shares sold	1,388,431
Receivable for securities sold	878,146
Dividends receivable	168,231
Foreign tax reclaims receivable	103,718

TOTAL ASSETS	613,887,416

LIABILITIES:

Accrued management fees (Note 3)	504,755
Accrued fund accounting and transfer agent fees (Note 3)	34,964
Accrued Chief Compliance Officer service fees (Note 3)	804
Payable for purchases of delayed delivery securities (Note 2)	14,453,067
Payable for securities purchased	1,550,321
Payable for fund shares repurchased	276,967
Audit fees payable	32,829
Other payables and accrued expenses	42,970

TOTAL LIABILITIES	16,896,677

TOTAL NET ASSETS	$596,990,739

NET ASSETS CONSIST OF:

Capital stock	$335,055
Additional paid-in-capital	479,397,783
Undistributed net investment income	4,357,890
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	57,192,127
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	55,707,884

TOTAL NET ASSETS	$596,990,739

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($596,990,739/33,505,526 shares)	$17.82

71	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2007

INVESTMENT INCOME:

Interest	$7,694,697
Dividends (net of foreign tax withheld, $120,912)	5,615,637

Total Investment Income	13,310,334

EXPENSES:

Management fees (Note 3)	5,365,462
Fund accounting and transfer agent fees (Note 3)	374,843
Directors’ fees (Note 3)	7,375
Chief Compliance Officer service fees (Note 3)	6,001
Custodian fees	46,601
Miscellaneous	145,092

Total Expenses	5,945,374

NET INVESTMENT INCOME	7,364,960

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	57,904,106
Foreign currency and other assets and liabilities	(12,699)

57,891,407

Net change in unrealized appreciation on -
Investments	(485,717)
Foreign currency and other assets and liabilities	6,391

(479,326)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	57,412,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,777,041

The accompanying notes are an integral part of the financial statements.	72

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	For the Year Ended 10/31/07	For the Year Ended 10/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,364,960	$5,908,169
Net realized gain on investments and foreign currency	57,891,407	32,787,020
Net change in unrealized appreciation on investments and foreign currency	(479,326)	24,454,420

Net increase from operations	64,777,041	63,149,609

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(7,295,757)	(3,291,554)
From net realized gain on investments	(33,430,415)	(22,198,806)

Total distributions to shareholders	(40,726,172)	(25,490,360)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	88,936,956	80,617,845

Net increase in net assets	112,987,825	118,277,094

NET ASSETS:

Beginning of year	484,002,914	365,725,820

End of year (including undistributed net investment income of $4,357,890 and $4,302,040, respectively)	$596,990,739	$484,002,914

73	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series

	For the Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.12	$15.82	$14.45	$13.14	$11.55

Income from investment operations:
Net investment income	0.22	0.21	0.13	0.11	0.11
Net realized and unrealized gain on investments	1.88	2.18	1.71	1.39	1.66

Total from investment operations	2.10	2.39	1.84	1.50	1.77

Less distributions to shareholders:
From net investment income	(0.25)	(0.14)	(0.11)	(0.10)	(0.18)
From net realized gain on investments	(1.15)	(0.95)	(0.36)	(0.09)	—

Total distributions to shareholders	(1.40)	(1.09)	(0.47)	(0.19)	(0.18)

Net asset value - End of year	$17.82	$17.12	$15.82	$14.45	$13.14

Total return[1]	12.95%	16.03%	12.92%	11.52%	15.45%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.11%	1.14%	1.17%	1.17%	1.17%
Net investment income	1.37%	1.42%	0.89%	0.86%	0.90%
Portfolio turnover	82%	82%	71%	50%	67%
Net assets - End of year (000’s omitted)	$596,991	$484,003	$365,726	$275,597	$209,038

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

	N/A	N/A	0.01%	0.04%	N/A

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.	74

Performance Update - Pro-Blend® Maximum Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series[2]	14.37%	16.87%	10.81%	12.42%
Russell 3000® Index[3,5]	14.53%	14.83%	7.39%	10.41%
20%/65%/15% Blended Index3.4.5	16.56%	15.43%	7.99%	9.89%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series for the ten years ended October 31, 2007 to the Russell 3000® Index and a 20%/65%/15% Blended Index.

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2007, this net expense ratio was 1.12%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended October 31, 2007.

3The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

4The 20%/65%/15% Blended Index is 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Lehman Brothers U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

75

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07
Actual	$1,000.00	$1,050.40	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

76

Portfolio Composition - Pro-Blend® Maximum Term Series (unaudited)

As of October 31, 2007

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

Sector Allocation3

Health Care	19.70%
Information Technology	16.34%
Consumer Discretionary	16.04%
Consumer Staples	8.79%
Financials	8.74%
Industrials	7.33%
Materials	5.59%
Utilities	3.77%
Energy	3.44%
Telecommunication Services	0.30%

3Including common stocks and warrants, as a percentage of total investments.

Top Ten Stock Holdings4

International Game Technology	2.68%
Boston Scientific Corp.	2.51%
Novartis AG - ADR (Switzerland)	2.37%
Wachovia Corp.	2.14%
Southwest Airlines Co.	2.11%
Unilever plc - ADR (United Kingdom)	1.96%
Automatic Data Processing, Inc.	1.92%
Western Union Co.	1.91%
NITTO DENKO Corp. (Japan)	1.91%
Nestle S.A. (Switzerland)	1.86%

4As a percentage of total investments.

77

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS - 90.12%

Consumer Discretionary - 16.06%
Auto Components - 0.07%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	12,990	$272,669
Tenneco, Inc.*	3,250	99,482

		372,151

Distributors - 0.01%
Building Materials Holding Corp.	6,990	54,941

Hotels, Restaurants & Leisure - 4.33%
Carnival Corp.	168,818	8,099,888
Club Mediterranee S.A.* (France) (Note 7)	6,455	433,344
International Game Technology	318,703	13,898,638

		22,431,870

Household Durables - 1.55%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	35,870	132,241
D.R. Horton, Inc.	141,900	1,800,711
KB Home	4,070	112,495
Lennar Corp. - Class A	80,330	1,835,540
LG Electronics, Inc. (South Korea) (Note 7)	1,750	182,502
Pulte Homes, Inc.	134,460	1,995,386
Rossi Residencial S.A. (Brazil) (Note 7)	8,140	274,816
Toll Brothers, Inc.*	72,560	1,662,350

		7,996,041

Internet & Catalog Retail - 0.21%
Audible, Inc.*	81,088	1,069,551

Leisure Equipment & Products - 0.04%
Sankyo Co. Ltd. (Japan) (Note 7)	2,500	106,199
Sega Sammy Holdings, Inc. (Japan) (Note 7)	6,900	94,811

		201,010

Media - 6.98%
Acme Communications, Inc.	12,250	46,917
Charter Communications, Inc. - Class A*	1,557,460	3,223,942
Comcast Corp. - Class A*	441,185	9,286,944
The E.W. Scripps Co. - Class A	194,140	8,738,241
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	190,770	4,740,634
Impresa S.A. (SGPS)* (Portugal) (Note 7)	18,150	67,561
Mediacom Communications Corp. - Class A*	21,580	124,085
Mediaset S.p.A. (Italy) (Note 7)	7,725	80,000
Playboy Enterprises, Inc. - Class B*	5,175	57,960
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	4,500	237,015

The accompanying notes are an integral part of the financial statements.	78

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Societe Television Francaise 1 (France) (Note 7)	14,250	$394,010
Time Warner, Inc.	493,023	9,002,600
Wolters Kluwer N.V. (Netherlands) (Note 7)	5,100	159,777

		36,159,686

Specialty Retail - 2.79%
Build-A-Bear Workshop, Inc.*	6,740	130,756
Kingfisher plc (United Kingdom) (Note 7)	48,700	199,769
KOMERI Co. Ltd. (Japan) (Note 7)	3,700	93,823
Limited Brands, Inc.	243,754	5,365,026
O’Reilly Automotive, Inc.*	136,370	4,502,937
Tractor Supply Co.*	96,679	4,006,378
Valora Holding AG (Switzerland) (Note 7)	480	122,269

		14,420,958

Textiles, Apparel & Luxury Goods - 0.08%
Adidas AG (Germany) (Note 7)	1,870	124,266
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	1,000	128,733
PPR (France) (Note 7)	885	175,380

		428,379

Total Consumer Discretionary		83,134,587

Consumer Staples - 8.80%
Beverages - 1.52%
The Coca-Cola Co.	114,868	7,094,248
Diageo plc (United Kingdom) (Note 7)	6,410	146,597
Kirin Holdings Co. Ltd. (Japan) (Note 7)	8,000	111,313
Scottish & Newcastle plc (United Kingdom) (Note 7)	30,500	496,518

		7,848,676

Food & Staples Retailing - 0.15%
Carrefour S.A. (France) (Note 7)	4,980	358,414
Casino Guichard-Perrachon S.A. (France) (Note 7)	1,550	173,068
Tesco plc (United Kingdom) (Note 7)	26,120	265,012

		796,494

Food Products - 5.78%
Cadbury Schweppes plc (United Kingdom) (Note 7)	38,366	507,314
Dean Foods Co.	177,640	4,933,063

79	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Groupe Danone (France) (Note 7)	2,500	$214,254
Kellogg Co.	82,400	4,349,896
Lancaster Colony Corp.	375	15,064
Nestle S.A. (Switzerland) (Note 7)	20,890	9,641,400
Suedzucker AG (Germany) (Note 7)	4,050	91,920
Unilever plc - ADR (United Kingdom) (Note 7)	300,800	10,185,088

		29,937,999

Household Products - 0.07%
Central Garden & Pet Co.*	12,050	99,894
Kao Corp. (Japan) (Note 7)	2,000	57,217
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	3,060	177,436

		334,547

Personal Products - 1.28%
Clarins S.A. (France) (Note 7)	5,457	472,099
The Estee Lauder Companies, Inc. - Class A	134,278	5,894,804
L’Oreal S.A. (France) (Note 7)	1,255	164,759
Natura Cosmeticos S.A. (Brazil) (Note 7)	9,464	112,432

		6,644,094

Total Consumer Staples		45,561,810

Energy - 3.44%
Energy Equipment & Services - 3.18%
Abbot Group plc (United Kingdom) (Note 7)	92,744	655,116
Baker Hughes, Inc.	71,313	6,184,263
Calfrac Well Services Ltd. (Canada) (Note 7)	26,180	558,861
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	2,260	740,273
Trican Well Service Ltd. (Canada) (Note 7)	18,530	392,418
Weatherford International Ltd.*	121,944	7,915,385

		16,446,316

Oil, Gas & Consumable Fuels - 0.26%
BP plc (United Kingdom) (Note 7)	9,950	129,293
Edge Petroleum Corp.*	22,980	208,658
Eni S.p.A. (Italy) (Note 7)	7,887	287,872
Evergreen Energy, Inc.*	19,995	94,176
Forest Oil Corp.*	2,550	123,904
Mariner Energy, Inc.*	1,375	34,375
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	2,000	166,380

The accompanying notes are an integral part of the financial statements.	80

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	3,414	$148,703
Total S.A. (France) (Note 7)	2,200	177,327

		1,370,688

Total Energy		17,817,004

Financials - 8.75%
Capital Markets - 1.21%
Bank of New York Mellon Corp.[1]	3,389	165,553
Daiwa Securities Group, Inc. (Japan) (Note 7)	4,000	38,075
Deutsche Bank AG (Germany) (Note 7)	1,657	221,975
Franklin Resources, Inc.	1,215	157,561
Janus Capital Group, Inc.	3,555	122,683
Macquarie Bank Ltd. (now known as Macquarie Group Ltd.) (Australia) (Note 7)	3,237	253,352
Merrill Lynch & Co., Inc.	2,160	142,603
Morgan Stanley	1,810	121,741
Nomura Holdings, Inc. (Japan) (Note 7)	2,300	40,876
SEI Investments Co.	157,550	4,981,731

		6,246,150

Commercial Banks - 5.43%
Aareal Bank AG (Germany) (Note 7)	8,327	431,414
The Bancorp, Inc.*	9,910	177,884
BNP Paribas (France) (Note 7)	1,403	154,622
Boston Private Financial Holdings, Inc.	7,027	202,097
The Chugoku Bank Ltd. (Japan) (Note 7)	7,300	105,624
Commerzbank AG (Germany) (Note 7)	3,075	130,586
Credit Agricole S.A. (France) (Note 7)	2,840	112,256
The Hachijuni Bank Ltd. (Japan) (Note 7)	13,400	101,996
HSBC Holdings plc (United Kingdom) (Note 7)	22,057	436,114
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	2,028	201,827
Huntington Bancshares, Inc.	3,775	67,610
KeyCorp	3,498	99,518
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	6,000	59,246
PNC Financial Services Group, Inc.	91,706	6,617,505
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	53,081	570,010
Societe Generale (France) (Note 7)	1,180	198,017
Societe Generale - ADR (France) (Note 7)	1,850	62,020

81	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	12,000	$88,531
SunTrust Banks, Inc.	1,905	138,303
TCF Financial Corp.	6,360	144,817
U.S. Bancorp	191,857	6,361,978
UniCredito Italiano S.p.A. (Italy) (Note 7)	26,122	223,604
Wachovia Corp.	242,440	11,086,781
Wells Fargo & Co.	2,150	73,121
Wilmington Trust Corp.	3,480	126,568
Zions Bancorporation	2,075	122,653

		28,094,702

Consumer Finance - 0.10%
Capital One Financial Corp.	2,135	140,035
Nelnet, Inc. - Class A	21,337	396,441

		536,476

Diversified Financial Services - 1.33%
Bank of America Corp.	119,276	5,758,645
Citigroup, Inc.	6,745	282,615
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	3,630	287,595
ING Groep N.V. (Netherlands) (Note 7)	3,225	144,990
JPMorgan Chase & Co.	6,031	283,457
Moody’s Corp.	3,360	146,899

		6,904,201

Insurance - 0.56%
Allianz SE (Germany) (Note 7)	3,538	796,949
Ambac Financial Group, Inc.	3,320	122,276
American International Group, Inc.	4,200	265,104
Axa (France) (Note 7)	2,675	119,566
First American Corp.	5,770	173,677
LandAmerica Financial Group, Inc.	5,310	147,565
MBIA, Inc.	3,235	139,234
Muenchener Rueckver AG (Germany) (Note 7)	1,773	338,976
Principal Financial Group, Inc.	3,475	235,153
The Progressive Corp.	7,730	143,005
Torchmark Corp.	1,450	94,482
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	7,605	321,920

		2,897,907

The accompanying notes are an integral part of the financial statements.	82

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) - 0.05%
Alstria Office REIT AG* (Germany) (Note 7)	13,000	$228,774

Real Estate Management & Development - 0.05%
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	21,220	260,067

Thrifts & Mortgage Finance - 0.02%
Flagstar Bancorp, Inc.	7,560	61,160
IndyMac Bancorp, Inc.	4,240	56,901

		118,061

Total Financials		45,286,338

Health Care - 19.71%
Biotechnology - 2.75%
Amgen, Inc.*	118,406	6,880,573
Applera Corp. - Celera Group*	46,080	751,565
Genzyme Corp.*	73,923	5,615,930
Monogram Biosciences, Inc.*	217,071	329,948
Senomyx, Inc.*	15,362	177,585
Theratechnologies, Inc.* (Canada) (Note 7)	41,220	500,192

		14,255,793

Health Care Equipment & Supplies - 7.32%
Abaxis, Inc.*	15,910	466,481
Alsius Corp.*	30,371	113,891
AtriCure, Inc.*	16,790	191,070
Beckman Coulter, Inc.	8,620	610,468
Boston Scientific Corp.*	936,596	12,990,587
The Cooper Companies, Inc.	124,515	5,229,630
Covidien Ltd. (Bermuda) (Note 7)	19,400	807,040
C.R. Bard, Inc.	3,300	275,913
DENTSPLY International, Inc.	8,010	332,255
Dexcom, Inc.*	43,304	402,727
Edwards Lifesciences Corp.*	4,215	211,677
ev3, Inc.*	105,694	1,551,588
Gen-Probe, Inc.*	5,494	384,690
Hansen Medical, Inc.*	7,130	277,143
IDEXX Laboratories, Inc.*	1,712	208,487
Inverness Medical Innovations, Inc.*	15,275	917,875
Kyphon, Inc.*	6,908	489,639
Medtronic, Inc.	164,402	7,799,231
Mentor Corp.	9,866	419,996
Micrus Endovascular Corp.*	7,318	143,799

83	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Nobel Biocare Holding AG (Switzerland) (Note 7)	1,110	$323,003
OraSure Technologies, Inc.*	98,356	892,089
ResMed, Inc.*	5,400	223,722
Respironics, Inc.*	5,732	286,944
SonoSite, Inc.*	14,137	497,481
STAAR Surgical Co.*	66,780	205,682
Straumann Holding AG (Switzerland) (Note 7)	1,304	363,974
Synthes, Inc. (Switzerland) (Note 7)	7,660	956,425
Wright Medical Group, Inc.*	12,550	332,575

		37,906,082

Health Care Providers & Services - 1.47%
AMN Healthcare Services, Inc.*	5,500	104,555
Patterson Companies, Inc.*	12,370	483,791
Quest Diagnostics, Inc.	107,510	5,717,382
Sonic Healthcare Ltd. (Australia) (Note 7)	37,200	596,514
Tenet Healthcare Corp.*	204,280	717,023

		7,619,265

Health Care Technology - 1.16%
AMICAS, Inc.*	135,725	361,028
Eclipsys Corp.*	250,621	5,654,010

		6,015,038

Life Sciences Tools & Services - 2.88%
Affymetrix, Inc.*	122,503	3,118,926
Caliper Life Sciences, Inc.*	184,520	1,092,358
Invitrogen Corp.*	40,917	3,718,128
Luminex Corp.*	42,810	682,391
PerkinElmer, Inc.	228,611	6,291,375

		14,903,178

Pharmaceuticals - 4.13%
AstraZeneca plc (United Kingdom) (Note 7)	675	33,302
AstraZeneca plc - ADR (United Kingdom) (Note 7)	1,500	73,650
Barr Pharmaceuticals, Inc.*	14,833	850,228
GlaxoSmithKline plc (United Kingdom) (Note 7)	6,775	174,383
Johnson & Johnson	94,280	6,144,228
Novartis AG - ADR (Switzerland) (Note 7)	231,345	12,300,614
Par Pharmaceutical Companies, Inc.*	28,160	519,270
Roche Holding AG (Switzerland) (Note 7)	4,430	755,866

The accompanying notes are an integral part of the financial statements.	84

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Sanofi-Aventis (France) (Note 7)	837	$73,393
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	5,500	128,739
Shire plc (United Kingdom) (Note 7)	9,080	226,726
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,400	86,901

		21,367,300

Total Health Care		102,066,656

Industrials - 7.34%
Aerospace & Defense - 0.08%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	8,410	410,156

Air Freight & Logistics - 1.73%
Deutsche Post AG (Germany) (Note 7)	9,985	302,260
TNT N.V. (Netherlands) (Note 7)	9,504	388,739
United Parcel Service, Inc. - Class B	110,463	8,295,771

		8,986,770

Airlines - 3.30%
AirTran Holdings, Inc.*	14,860	154,693
AMR Corp.*	1,275	30,600
Continental Airlines, Inc. - Class B*	900	30,915
Deutsche Lufthansa AG (Germany) (Note 7)	8,080	238,859
JetBlue Airways Corp.*	623,192	5,689,743
Southwest Airlines Co.	769,070	10,928,485

		17,073,295

Commercial Services & Supplies - 0.04%
ChoicePoint, Inc.*	2,892	113,713
Covanta Holding Corp.*	2,700	73,197

		186,910

Electrical Equipment - 0.05%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	5,800	175,276
Hubbell, Inc. - Class B	1,200	66,000

		241,276

Industrial Conglomerates - 2.03%
3M Co.	69,515	6,003,315
Siemens AG (Germany) (Note 7)	1,030	140,800
Sonae S.A. (SGPS) (Portugal) (Note 7)	33,275	97,355
Tyco International Ltd. (Bermuda) (Note 7)	103,767	4,272,087

		10,513,557

85	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery - 0.11%
FANUC Ltd. (Japan) (Note 7)	900	$97,841
FreightCar America, Inc.	3,270	141,264
Heidelberger Druckmaschinen AG (Germany) (Note 7)	2,145	87,860
Mueller Water Products, Inc. - Class B	8,910	94,268
Schindler Holding AG (Switzerland) (Note 7)	2,102	147,018

		568,251

Total Industrials		37,980,215

Information Technology - 16.36%
Communications Equipment - 2.65%
Alcatel-Lucent - ADR (France) (Note 7)	14,780	143,218
Blue Coat Systems, Inc.*	26,290	1,067,111
Cisco Systems, Inc.*	254,310	8,407,489
Harris Stratex Networks, Inc. - Class A*	29,730	568,438
Juniper Networks, Inc.*	97,368	3,505,248

		13,691,504

Computers & Peripherals - 0.08%
Rackable Systems, Inc.*	31,530	430,700

Electronic Equipment & Instruments - 1.38%
AU Optronics Corp. - ADR (Taiwan) (Note 7)	35,129	763,353
KEYENCE Corp. (Japan) (Note 7)	220	50,485
LG. Philips LCD Co. Ltd. - ADR* (South Korea) (Note 7)	186,203	5,036,791
LoJack Corp.*	42,346	744,019
Planar Systems, Inc.*	57,700	393,514
Samsung SDI Co. Ltd. (South Korea) (Note 7)	1,690	135,140

		7,123,302

Internet Software & Services - 1.81%
Google, Inc. - Class A*	11,790	8,335,530
iPass, Inc.*	121,317	582,322
Online Resources Corp.*	38,260	353,905
WebMD Health Corp. - Class A*	2,300	105,731

		9,377,488

IT Services - 4.04%
Automatic Data Processing, Inc.	200,528	9,938,168
Gevity HR, Inc.	35,000	349,300
Paychex, Inc.	1,475	61,626
RightNow Technologies, Inc.*	31,581	632,252
Western Union Co.	450,210	9,922,628

		20,903,974

The accompanying notes are an integral part of the financial statements.	86

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Office Electronics - 0.01%
Boewe Systec AG (Germany) (Note 7)	1,220	$63,348

Semiconductors & Semiconductor Equipment - 0.15%
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	3,260	90,515
Netlogic Microsystems, Inc.*	18,090	600,588
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	9,954	106,010

		797,113

Software - 6.24%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	32,063	767,909
Amdocs Ltd.* (Guernsey) (Note 7)	26,470	910,568
Borland Software Corp.*	111,683	489,172
Electronic Arts, Inc.*	135,160	8,260,979
Misys plc (United Kingdom) (Note 7)	22,890	115,050
Salesforce.com, Inc.*	111,022	6,258,310
SAP AG (Germany) (Note 7)	3,200	173,900
SAP AG - ADR (Germany) (Note 7)	123,580	6,707,922
Sonic Solutions*	61,330	735,960
Square Enix Co. Ltd. (Japan) (Note 7)	4,600	150,741
Take-Two Interactive Software, Inc.*	14,014	263,183
TIBCO Software, Inc.*	703,582	6,458,883
UbiSoft Entertainment S.A.* (France) (Note 7)	5,442	446,840
Utimaco Safeware AG (Germany) (Note 7)	51,506	587,110

		32,326,527

Total Information Technology		84,713,956

Materials - 5.59%
Chemicals - 2.67%
Arkema* (France) (Note 7)	40	2,721
Bayer AG (Germany) (Note 7)	5,746	479,041
Calgon Carbon Corp.*	12,448	185,475
Lonza Group AG (Switzerland) (Note 7)	27,067	3,152,870
NITTO DENKO Corp. (Japan) (Note 7)	203,900	9,881,240
Tronox, Inc. - Class A	18,000	153,180

		13,854,527

Paper & Forest Products - 2.92%
Louisiana-Pacific Corp.	505,830	8,325,962
Norbord, Inc. (Canada) (Note 7)	47,027	398,365
Weyerhaeuser Co.	83,990	6,375,681

		15,100,008

Total Materials		28,954,535

87	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 0.30%
Diversified Telecommunication Services - 0.13%
France Telecom S.A. (France) (Note 7)	7,070	$260,714
Swisscom AG - ADR (Switzerland) (Note 7)	4,606	169,593
Telenor ASA - ADR (Norway) (Note 7)	1,950	137,280
Telus Corp. (Canada) (Note 7)	2,330	136,608

		704,195

Wireless Telecommunication Services - 0.17%
Hutchison Telecommunications International Ltd. (Hong Kong) (Note 7)	95,000	134,837
Hutchison Telecommunications International Ltd. - ADR (Hong Kong) (Note 7)	28,670	628,160
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	3,220	99,208

		862,205

Total Telecommunication Services		1,566,400

Utilities - 3.77%
Electric Utilities - 1.25%
American Electric Power Co., Inc.	123,090	5,934,169
E.ON AG (Germany) (Note 7)	2,350	459,707
Westar Energy, Inc.	2,825	75,202

		6,469,078

Independent Power Producers & Energy Traders - 1.28%
Mirant Corp.*	156,389	6,624,638

Multi-Utilities - 1.17%
National Grid plc (United Kingdom) (Note 7)	11,210	186,802
Suez S.A. (France) (Note 7)	2,309	150,161
Xcel Energy, Inc.	254,760	5,744,838

		6,081,801

Water Utilities - 0.07%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	6,976	181,962
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	9,850	185,065

		367,027

Total Utilities		19,542,544

TOTAL COMMON STOCKS (Identified Cost $434,803,920)		466,624,045

The accompanying notes are an integral part of the financial statements.	88

Investment Portfolio - October 31, 2007

Pro-Blend® Maximum Term Series	Shares/ Principal Amount	Value (Note 2)

WARRANTS - 0.01%

Health Care - 0.01%
Health Care Equipment & Supplies - 0.01%
Alsius Corp., 8/3/2009	89,790	$50,282

Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011	4,132	5,950

TOTAL WARRANTS (Identified Cost $50,500)		56,232

U.S. TREASURY SECURITIES - 6.75%
U.S. Treasury Bond, 5.50%, 8/15/2028 (Identified Cost $33,204,423)	$32,000,000	34,960,000

SHORT-TERM INVESTMENTS - 3.24%
Dreyfus Treasury Cash Management - Institutional Shares	9,776,691	9,776,691
Federal Home Loan Bank Discount Note, 11/7/2007	$7,000,000	6,993,994

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $16,771,417)		16,770,685

TOTAL INVESTMENTS - 100.12% (Identified Cost $484,830,260)		518,410,962

LIABILITIES, LESS OTHER ASSETS - (0.12%)		(644,847)

NET ASSETS - 100%		$517,766,115

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

1Bank of New York Mellon Corp. is the parent company of Mellon Trust of New England N.A., the Fund’s custodian.

89	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2007

ASSETS:

Investments, at value (identified cost $484,830,260) (Note 2)	$518,410,962
Cash	133,678
Foreign currency, at value (cost $4,270)	4,307
Receivable for securities sold	5,328,697
Receivable for fund shares sold	996,581
Interest receivable	373,043
Dividends receivable	180,118
Foreign tax reclaims receivable	94,242

TOTAL ASSETS	525,521,628

LIABILITIES:

Accrued management fees (Note 3)	430,946
Accrued fund accounting and transfer agent fees (Note 3)	33,806
Accrued Chief Compliance Officer service fees (Note 3)	805
Payable for securities purchased	6,640,082
Payable for fund shares repurchased	566,023
Audit fees payable	31,388
Other payables and accrued expenses	52,463

TOTAL LIABILITIES	7,755,513

TOTAL NET ASSETS	$517,766,115

NET ASSETS CONSIST OF:

Capital stock	$264,561
Additional paid-in-capital	432,520,329
Undistributed net investment income	1,622,259
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	49,770,773
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	33,588,193

TOTAL NET ASSETS	$517,766,115

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($517,766,115/26,456,111 shares)	$19.57

The accompanying notes are an integral part of the financial statements.	90

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $96,756)	$4,856,489
Interest	2,423,772

Total Investment Income	7,280,261

EXPENSES:

Management fees (Note 3)	4,044,935
Fund accounting and transfer agent fees (Note 3)	290,844
Directors’ fees (Note 3)	7,375
Chief Compliance Officer service fees (Note 3)	6,001
Custodian fees	41,800
Miscellaneous	165,530

Total Expenses	4,556,485

NET INVESTMENT INCOME	2,723,776

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	50,364,984
Foreign currency and other assets and liabilities	(11,902)

50,353,082

Net change in unrealized appreciation on -
Investments	(761,043)
Foreign currency and other assets and liabilities	6,518

(754,525)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	49,598,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,322,333

91	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	For the Year Ended 10/31/07	For the Year Ended 10/31/06
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,723,776	$2,113,602
Net realized gain on investments and foreign currency	50,353,082	18,903,630
Net change in unrealized appreciation on investments and foreign currency	(754,525)	18,949,486

Net increase from operations	52,322,333	39,966,718

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,695,726)	(1,013,785)
From net realized gain on investments	(19,147,965)	(14,737,690)

Total distributions to shareholders	(21,843,691)	(15,751,475)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	201,573,397	74,951,894

Net increase in net assets	232,052,039	99,167,137

NET ASSETS:

Beginning of year	285,714,076	186,546,939

End of year (including undistributed net investment income of $1,622,259 and $1,606,945, respectively)	$517,766,115	$285,714,076

The accompanying notes are an integral part of the financial statements.	92

Financial Highlights - Pro-Blend® Maximum Term Series

	For the Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.35	$16.79	$15.00	$13.05	$10.86

Income from investment operations:
Net investment income	0.11	0.14	0.08	0.04	0.04
Net realized and unrealized gain on investments	2.41	2.80	2.11	1.94	2.25

Total from investment operations	2.52	2.94	2.19	1.98	2.29

Less distributions to shareholders:
From net investment income	(0.15)	(0.08)	(0.05)	(0.03)	(0.10)
From net realized gain on investments	(1.15)	(1.30)	(0.35)	—	—

Total distributions to shareholders	(1.30)	(1.38)	(0.40)	(0.03)	(0.10)

Net asset value - End of year	$19.57	$18.35	$16.79	$15.00	$13.05

Total return[1]	14.37%	18.87%	14.84%	15.20%	21.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.12%	1.16%	1.20%	1.20%	1.20%
Net investment income	0.67%	0.94%	0.51%	0.31%	0.37%
Portfolio turnover	61%	56%	61%	68%	73%
Net assets - End of year (000’s omitted)	$517,766	$285,714	$186,547	$131,747	$91,859

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

	N/A	N/A	0.02%	0.06%	0.09%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

93	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific goals. The goals are as follows: Pro-Blend® Conservative Term Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-Blend® Maximum Term Series - primary goal is long-term growth of capital.

Each Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 3.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2007, 2.13 billion shares have been designated in total among 21 series, of which 87.5 million have been designated as Pro-Blend® Conservative Term Series Class A common stock and 125 million each have been designated as Pro-Blend® Moderate Term Series Class A common stock, Pro-Blend® Extended Term Series Class A common stock and Pro-Blend® Maximum Term Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund’s pricing service.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved

94

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted previously.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

95

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series account for such dollar rolls as purchases and sales. Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series had TBA dollar rolls outstanding as of October 31, 2007, which are included in Payable for Purchases of Delayed Delivery Securities on the Statement of Assets and Liabilities.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

96

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.80% for Pro-Blend® Conservative Term Series and 1.00% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.00% for Pro-Blend® Conservative Term Series Class A and 1.20% for Pro-Blend® Moderate Term Series Class A, Pro-Blend® Extended Term Series Class A and Pro-Blend® Maximum Term Series Class A, of average daily net assets each year. For the year ended October 31, 2007, the Advisor did not waive its management fee or reimburse any expenses of the Pro-Blend® Conservative Term Series Class A, Pro-Blend® Moderate Term Series Class A, Pro-Blend® Extended Term Series Class A or Pro-Blend® Maximum Term Series Class A. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accounting services and sub-transfer agent.

97

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases		Sales
Series	Other Issuers	Government	Other Issuers	Government
Pro-Blend® Conservative Term Series	$23,992,366	$37,336,315	$16,115,062	$20,774,667
Pro-Blend® Moderate Term Series	132,100,230	147,636,727	115,448,577	124,919,463
Pro-Blend® Extended Term Series	264,750,648	244,186,760	218,603,266	197,383,193
Pro-Blend® Maximum Term Series	390,315,587	29,442,918	213,920,013	20,493,672

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares:

	For the Year Ended 10/31/07		For the Year Ended 10/31/06
	Shares	Amount	Shares	Amount

Pro-Blend® Conservative Term Series:
Sold	4,876,424	$60,404,387	3,009,966	$35,659,270
Reinvested	284,828	3,457,488	184,871	2,139,923
Repurchased	(2,296,456)	(28,414,629)	(1,238,815)	(14,659,968)

Total	2,864,796	$35,447,246	1,956,022	$23,139,225

Pro-Blend® Moderate Term Series:
Sold	9,073,065	$123,510,029	9,634,665	$122,654,372
Reinvested	1,322,158	17,558,141	959,265	11,751,483
Repurchased	(5,569,323)	(76,013,590)	(3,647,779)	(46,290,436)

Total	4,825,900	$65,054,580	6,946,151	$88,115,419

Pro-Blend® Extended Term Series:
Sold	9,943,703	$169,452,954	7,260,181	$115,245,329
Reinvested	2,429,935	40,020,138	1,665,492	25,152,958
Repurchased	(7,131,585)	(120,536,136)	(3,779,043)	(59,780,442)

Total	5,242,053	$88,936,956	5,146,630	$80,617,845

Pro-Blend® Maximum Term Series:
Sold	14,828,132	$275,616,079	6,055,159	$102,468,626
Reinvested	1,211,084	21,749,413	992,699	15,692,899
Repurchased	(5,151,684)	(95,792,095)	(2,592,617)	(43,209,631)

Total	10,887,532	$201,573,397	4,455,241	$74,951,894

98

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and market discount. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	Pro-Blend® Conservative Term Series		Pro-Blend® Moderate Term Series
	For the Year Ended 10/31/07	For the Year Ended 10/31/06	For the Year Ended 10/31/07	For the Year Ended 10/31/06
Ordinary income	$2,566,142	$1,193,410	$10,202,367	$4,957,551
Long-term capital gains	922,976	960,513	7,491,703	6,864,491

	Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
	For the Year Ended 10/31/07	For the Year Ended 10/31/06	For the Year Ended 10/31/07	For the Year Ended 10/31/06
Ordinary income	$16,544,877	$9,116,789	$7,856,689	$6,006,845
Long-term capital gains	24,181,295	16,373,571	13,987,002	9,744,630

99

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, each Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2007.

At October 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

	Pro-Blend® Conservative Term Series	Pro-Blend® Moderate Term Series	Pro-Blend® Extended Term Series	Pro-Blend® Maximum Term Series
Cost for federal income tax purposes	$114,907,094	$363,446,532	$555,038,938	$486,068,984

Unrealized appreciation	$4,417,873	$28,855,736	$68,891,254	$49,181,214
Unrealized depreciation	(1,106,755)	(7,000,889)	(14,263,203)	(16,839,236)

Net unrealized appreciation	$3,311,118	$21,854,847	$54,628,051	$32,341,978
Undistributed ordinary income	2,919,852	12,060,181	15,735,623	22,219,312
Undistributed long-term capital gains	2,577,654	19,734,615	46,886,203	30,412,444

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how an entity should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

100

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 13, 2007

101

Supplemental Tax Information (unaudited)

For federal income tax purposes, each of the Series designate for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$108,673
Pro-Blend® Moderate Term Series	2,815,174
Pro-Blend® Extended Term Series	5,725,337
Pro-Blend® Maximum Term Series	3,530,087

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	5.9%
Pro-Blend® Moderate Term Series	12.0%
Pro-Blend® Extended Term Series	18.4%
Pro-Blend® Maximum Term Series	39.0%

102

Renewal of Investment Advisory Agreement (unaudited)

At an in-person meeting held on August 30, 2007, the Board of Directors of Manning & Napier Fund, Inc. (the “Board”) considered the approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) between Manning & Napier Fund, Inc. (the “Fund”) and Manning & Napier Advisors, Inc. (the “Advisor”). Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s November 16, 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•	The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment

103

Renewal of Investment Advisory Agreement (unaudited)

Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

104

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp. The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

105

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning & Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

106

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

107

Manning & Napier Fund, Inc.

TAX MANAGED SERIES	|	Annual Report - October 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Tax Managed Series slightly underperformed the strong returns of the Russell 3000® Index for the twelve months ended October 31, 2007. However, the Series continues to outperform the index by a significant margin over the current market cycle time period (beginning 4/1/2000).

Recent performance has been driven primarily by our stock selections in the Information Technology (“IT”) and Energy sectors. On a relative basis versus the benchmark, an underweight to the Financials sector also helped performance, due to the weakness of the broader Financials sector in the third quarter of 2007. Areas that detracted from performance included security selection in the Consumer Discretionary, Industrials, and Materials sectors.

Holdings in the Information Technology sector, more specifically companies that provide IT security and communications infrastructure, did particularly well during the later part of 2006 and first half of 2007. Stock selection and an overweight relative to the benchmark added to performance on an absolute and relative basis.

The Energy sector also was a source of strong performance over the course of the year, as a result of the Series’ holdings in later-cycle energy services companies. Stock selection and an overweight to the sector in the first half of 2007 added to performance during the year. We were able to take advantage of strong price appreciation in holdings in this sector through the second and third quarter of 2007. We reduced holdings in the Energy sector late in the year as valuations increased along with the price of oil.

An underweight to Financials compared to the benchmark helped relative performance during the year mainly as a result of weakness in the sector brought on by the deterioration of the real estate market and the subprime mortgage market. Due to a concern over real estate valuations and residential lending practices, we favored financial service companies with businesses that derive revenue from fee-based services.

Weakness in cable providers in the Consumer Discretionary sector detracted from performance overall. Two other sectors, Industrials and Materials, underperformed the benchmark on a relative basis due to stock selection and slight underweights to both areas. In the Industrials sector, exposure to airline stocks was the main detractor. Starting in April, we selectively added holdings in the Materials sector related to the housing industry, which also detracted from performance.

The Series continues to have comparatively large positions in the Health Care and Information Technology areas, even after reducing Information Technology holdings as a result of strong performance over the last two quarters. The two significant underweights for the Series are in the Financials and Energy sectors. We selectively added to the Financials sector towards the end of the year, and reduced our position in the Energy sector, moving from an overweight relative to the index to an underweight throughout the course of the year.

We appreciate your business and wish you all the best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2007 (unaudited)

	Average Annual Total Returns As of October 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[2,4]	13.65%	16.15%	9.93%	12.05%
Returns After Taxes on Distributions[3,4]	12.40%	15.22%	9.33%	11.54%
Returns After Taxes on Distributions and Sale of Series Shares[3,4]	10.36%	14.01%	8.64%	10.75%
Russell 3000® Index[5]	14.53%	14.83%	7.39%	10.41%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2007 to the Russell 3000® Index.

1Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

2Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2007, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.45% for the year ended October 31, 2007.

3Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

4The Series’ performance is historical and may not be indicative of future results.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07
Actual	$1,000.00	$1,046.70	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

4

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 94.6%

Consumer Discretionary - 14.8%
Hotels, Restaurants & Leisure - 4.8%
Carnival Corp.	10,960	$525,861
International Game Technology	16,510	720,001

		1,245,862

Household Durables - 1.2%
D.R. Horton, Inc.	8,530	108,246
Lennar Corp. - Class A	4,830	110,365
Toll Brothers, Inc.*	4,360	99,888

		318,499

Media - 6.0%
Cablevision Systems Corp. - Class A*	8,780	257,517
Comcast Corp. - Class A*	5,362	112,870
The E.W. Scripps Co. - Class A	12,170	547,772
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	2,260	56,161
Time Warner, Inc.	30,860	563,504

		1,537,824

Specialty Retail - 2.8%
Limited Brands, Inc.	14,850	326,848
O’Reilly Automotive, Inc.*	7,580	250,292
Tractor Supply Co.*	3,330	137,995

		715,135

Total Consumer Discretionary		3,817,320

Consumer Staples - 10.0%
Beverages - 1.9%
The Coca-Cola Co.	8,075	498,712

Food Products - 6.7%
Dean Foods Co.	10,460	290,474
Kellogg Co.	5,240	276,620
Nestle S.A. (Switzerland) (Note 7)	1,260	581,530
Unilever plc - ADR (United Kingdom) (Note 7)	16,790	568,509

		1,717,133

Personal Products - 1.4%
The Estee Lauder Companies, Inc. - Class A	8,060	353,834

Total Consumer Staples		2,569,679

Energy - 4.8%
Energy Equipment & Services - 4.3%
Baker Hughes, Inc.	3,630	314,794

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
National - Oilwell Varco, Inc.*	2,752	$201,556
Schlumberger Ltd.	2,360	227,905
Weatherford International Ltd.*	5,630	365,443

		1,109,698

Oil, Gas & Consumable Fuels - 0.5%
Hess Corp.	1,790	128,182

Total Energy		1,237,880

Financials - 9.0%
Capital Markets - 1.1%
SEI Investments Co.	8,550	270,351

Commercial Banks - 5.6%
PNC Financial Services Group, Inc.	4,900	353,584
U.S. Bancorp	11,400	378,024
Wachovia Corp.	15,410	704,699

		1,436,307

Consumer Finance - 1.1%
SLM (Sallie Mae) Corp.	6,020	283,903

Diversified Financial Services - 1.2%
Bank of America Corp.	6,660	321,545

Total Financials		2,312,106

Health Care - 17.8%
Biotechnology - 2.7%
Amgen, Inc.*	6,570	381,783
Genzyme Corp.*	4,080	309,958

		691,741

Health Care Equipment & Supplies - 6.0%
Boston Scientific Corp.*	44,230	613,470
The Cooper Companies, Inc.	4,400	184,800
Covidien Ltd. (Bermuda) (Note 7)	7,336	305,178
Medtronic, Inc.	9,300	441,192

		1,544,640

Health Care Providers & Services - 1.3%
Quest Diagnostics, Inc.	6,110	324,930

Health Care Technology - 1.1%
Eclipsys Corp.*	12,460	281,098

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 3.1%
Affymetrix, Inc.*	7,310	$186,113
Invitrogen Corp.*	3,100	281,697
PerkinElmer, Inc.	12,050	331,616

		799,426

Pharmaceuticals - 3.6%
Johnson & Johnson	5,420	353,221
Novartis AG - ADR (Switzerland) (Note 7)	10,940	581,680

		934,901

Total Health Care		4,576,736

Industrials - 8.9%
Air Freight & Logistics - 2.1%
United Parcel Service, Inc. - Class B	7,090	532,459

Airlines - 4.0%
JetBlue Airways Corp.*	38,650	352,874
Southwest Airlines Co.	48,040	682,648

		1,035,522

Industrial Conglomerates - 2.8%
3M Co.	5,390	465,480
Tyco International Ltd. (Bermuda) (Note 7)	6,260	257,724

		723,204

Total Industrials		2,291,185

Information Technology - 18.4%
Communications Equipment - 3.5%
Cisco Systems, Inc.*	13,000	429,780
Juniper Networks, Inc.*	12,915	464,940

		894,720

Computers & Peripherals - 0.9%
EMC Corp.*	9,345	237,270

Electronic Equipment & Instruments - 0.8%
LG. Philips LCD Co. Ltd. - ADR* (South Korea) (Note 7)	7,900	213,695

Internet Software & Services - 1.8%
Google, Inc. - Class A*	640	452,480

IT Services - 5.2%
Automatic Data Processing, Inc.	11,290	559,532
CheckFree Corp.*	2,880	136,886

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Western Union Co.	28,820	$635,193

		1,331,611

Software - 6.2%
Electronic Arts, Inc.*	8,080	493,850
Salesforce.com, Inc.*	6,320	356,258
SAP AG - ADR (Germany) (Note 7)	6,770	367,476
TIBCO Software, Inc.*	40,500	371,790

		1,589,374

Total Information Technology		4,719,150

Materials - 6.4%
Chemicals - 4.0%
Lonza Group AG (Switzerland) (Note 7)	3,520	410,023
NITTO DENKO Corp. (Japan) (Note 7)	12,400	600,919

		1,010,942

Paper & Forest Products - 2.4%
Louisiana-Pacific Corp.	15,670	257,928
Weyerhaeuser Co.	4,810	365,127

		623,055

Total Materials		1,633,997

Telecommunication Services - 0.5%
Wireless Telecommunication Services - 0.5%
Vodafone Group plc - ADR (United Kingdom) (Note 7)	3,340	131,162

Utilities - 4.0%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	6,610	318,668

Independent Power Producers & Energy Traders - 1.4%
Mirant Corp.*	8,410	356,248

Multi-Utilities - 1.4%
Xcel Energy, Inc.	15,410	347,496

Total Utilities		1,022,412

TOTAL COMMON STOCKS (Identified Cost $21,304,382)		24,311,627

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 2.3%
Dreyfus Treasury Cash Management - Institutional Shares (Identified Cost $597,209)	597,209	$597,209

TOTAL INVESTMENTS - 96.9% (Identified Cost $21,901,591)		24,908,836

OTHER ASSETS, LESS LIABILITIES - 3.1%		786,434

NET ASSETS - 100%		$25,695,270

*Non-income producing security

ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

October 31, 2007

ASSETS:

Investments, at value (identified cost $21,901,591) (Note 2)	$24,908,836
Foreign currency, at value (cost $5)	5
Receivable for securities sold	918,201
Dividends receivable	5,993
Foreign tax reclaims receivable	3,175

TOTAL ASSETS	25,836,210

LIABILITIES:

Accrued management fees (Note 3)	17,239
Accrued fund accounting and transfer agent fees (Note 3)	1,847
Accrued Chief Compliance Officer service fees (Note 3)	805
Payable for securities purchased	84,839
Audit fees payable	28,217
Legal fees payable	3,887
Payable for fund shares repurchased	1,150
Other payables and accrued expenses	2,956

TOTAL LIABILITIES	140,940

TOTAL NET ASSETS	$25,695,270

NET ASSETS CONSIST OF:

Capital stock	$9,034
Additional paid-in-capital	22,018,262
Undistributed net investment income	60,543
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	599,987
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	3,007,444

TOTAL NET ASSETS	$25,695,270

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($25,695,270/903,400 shares)	$28.44

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $2,446)	$235,003
Interest	29,512

Total Investment Income	264,515

EXPENSES:

Management fees (Note 3)	166,866
Fund accounting and transfer agent fees (Note 3)	14,073
Directors’ fees (Note 3)	7,375
Chief Compliance Officer service fees (Note 3)	6,001
Audit fees	28,075
Custodian fees	4,150
Miscellaneous	16,122

Total Expenses	242,662
Less reduction of expenses (Note 3)	(41,835)

Net Expenses	200,827

NET INVESTMENT INCOME	63,688

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	608,096
Foreign currency and other assets and liabilities	(44)

608,052

Net change in unrealized appreciation on -
Investments	1,436,513
Foreign currency and other assets and liabilities	192

1,436,705

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,044,757

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,108,445

The accompanying notes are an integral part of the financial statements.	11

Statements of Changes in Net Assets

	For the Year Ended 10/31/07	For the Year Ended 10/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$63,688	$36,787
Net realized gain on investments and foreign currency	608,052	554,448
Net change in unrealized appreciation on investments and foreign currency	1,436,705	690,849

Net increase from operations	2,108,445	1,282,084

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(38,908)	(15,005)
From net realized gain on investments	(554,278)	(790,371)

Total distributions to shareholders	(593,186)	(805,376)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	16,595,390	222,291

Net increase in net assets	18,110,649	698,999

NET ASSETS:

Beginning of year	7,584,621	6,885,622

End of year (including undistributed net investment income of $60,543 and $35,808, respectively)	$25,695,270	$7,584,621

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.01	$25.60	$23.51	$20.15	$17.59

Income from investment operations:
Net investment income	0.08	0.13	0.06	0.03	0.05
Net realized and unrealized gain on investments	3.44	4.41	3.36	3.38	2.62

Total from investment operations	3.52	4.54	3.42	3.41	2.67

Less distributions to shareholders:
From net investment income	(0.14)	(0.06)	(0.02)	(0.05)	(0.11)
From net realized gain on investments	(1.95)	(3.07)	(1.31)	—	—

Total distributions to shareholders	(2.09)	(3.13)	(1.33)	(0.05)	(0.11)

Net asset value - End of year	$28.44	$27.01	$25.60	$23.51	$20.15

Total return[1]	13.65%	20.01%	14.96%	16.96%	15.27%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.38%	0.54%	0.23%	0.10%	0.26%
Portfolio turnover	65%	61%	68%	64%	34%
Net assets - End of year (000’s omitted)	$25,695	$7,585	$6,886	$6,205	$4,875

*The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets)

would have been increased as follows:	0.25%	0.78%	0.82%	0.83%	2.53%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisor’s, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 3.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2007, 2.13 billion shares have been designated in total among 21 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $41,835 for the year ended October 31, 2007, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accounting services and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $24,805,797 and $10,014,727, respectively. There were no purchases or sales of United States Government securities.

16

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Tax Managed Series were:

	For the Year Ended 10/31/07		For the Year Ended 10/31/06
	Shares	Amount	Shares	Amount
Sold	658,728	$17,609,407	28,466	$698,775
Reinvested	22,122	582,684	34,862	792,414
Repurchased	(58,254)	(1,596,701)	(51,527)	(1,268,898)

Total	622,596	$16,595,390	11,801	$222,291

At October 31, 2007, one shareholder owned 581,649 shares of the Series (64.4% of shares outstanding) valued at $16,542,098. Investment activities of this shareholder may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/07	For the Year Ended 10/31/06
Ordinary income	$38,908	$15,005
Long-term capital gains	554,278	790,371

17

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed previously as capital gains for its taxable year ended October 31, 2007.

At October 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$22,022,810

Unrealized appreciation	$3,116,057
Unrealized depreciation	(230,031)

Net unrealized appreciation	$2,886,026
Undistributed ordinary income	60,543
Undistributed long-term capital gains	721,206

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how an entity should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 13, 2007

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $38,908 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

20

Renewal of Investment Advisory Agreement (unaudited)

At an in-person meeting held on August 30, 2007, the Board of Directors of Manning & Napier Fund, Inc. (the “Board”) considered the approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) between Manning & Napier Fund, Inc. (the “Fund”) and Manning & Napier Advisors, Inc. (the “Advisor”). Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s November 16, 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•	The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment

21

Renewal of Investment Advisory Agreement (unaudited)

Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp. The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning & Napier Advisors, Inc., 1993 - 2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

(THIS PAGE INTENTIONALLY LEFT BLANK)

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.

EQUITY SERIES	|	Annual Report - October 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Equity Series slightly underperformed the strong returns of the Russell 3000® Index for the twelve months ended October 31, 2007. However, the Series continues to outperform the index by a significant margin over the current market cycle time period (beginning 4/1/2000).

Recent performance has been driven primarily by our stock selections in the Information Technology (“IT”) and Energy sectors. On a relative basis versus the benchmark, an underweight to the Financials sector also helped performance, due to the weakness of the broader Financials sector in the third quarter of 2007. Areas that detracted from performance included security selection in the Consumer Discretionary, Industrials, and Materials sectors.

Holdings in the Information Technology sector, more specifically companies that provide IT security and communications infrastructure, did particularly well during the later part of 2006 and first half of 2007. Stock selection and an overweight relative to the benchmark added to performance on an absolute and relative basis.

The Energy sector also was a source of strong performance over the course of the year, as a result of the Series’ holdings in later-cycle energy services companies. Stock selection and an overweight to the sector in the first half of 2007 added to performance during the year. We were able to take advantage of strong price appreciation in holdings in this sector through the second and third quarter of 2007. We reduced holdings in the Energy sector late in the year as valuations increased along with the price of oil.

An underweight to Financials compared to the benchmark helped relative performance during the year mainly as a result of weakness in the sector brought on by the deterioration of the real estate market and the subprime mortgage market. Due to a concern over real estate valuations and residential lending practices, we favored financial service companies with businesses that derive revenue from fee-based services.

Weakness in cable providers in the Consumer Discretionary sector detracted from performance overall. Two other sectors, Industrials and Materials, underperformed the benchmark on a relative basis due to stock selection and slight underweights to both areas. In the Industrials sector, exposure to airline stocks was the main detractor. Starting in April, we selectively added holdings in the Materials sector related to the housing industry, which also detracted from performance.

The Series continues to have comparatively large positions in the Health Care and Information Technology areas, even after reducing Information Technology holdings as a result of strong performance over the last two quarters. The two significant underweights for the Series are in the Financials and Energy sectors. We selectively added to the Financials sector towards the end of the year, and reduced our position in the Energy sector, moving from an overweight relative to the index to an underweight throughout the course of the year.

We appreciate your business and wish you all the best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2007 (unaudited)

	Average Annual Total Returns As of October 31, 2007
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Equity Series[2,3]	14.37%	17.01%	10.14%
Russell 3000® Index[4]	14.53%	14.83%	5.66%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series from its inception1 (5/1/98) to present (10/31/07) to the Russell 3000® Index.

1Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 3 below).

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2007, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for the year ended October 31, 2007.

3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07
Actual	$1,000.00	$1,050.50	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

4

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 93.1%

Consumer Discretionary - 21.7%
Hotels, Restaurants & Leisure - 5.6%
Carnival Corp.	87,190	$4,183,376
International Game Technology	148,790	6,488,732

		10,672,108

Household Durables - 3.1%
D.R. Horton, Inc.	83,650	1,061,518
Fortune Brands, Inc.	19,980	1,673,724
Lennar Corp. - Class A	47,360	1,082,176
Pulte Homes, Inc.	79,150	1,174,586
Toll Brothers, Inc.*	42,740	979,173

		5,971,177

Media - 9.1%
Charter Communications, Inc. - Class A*	857,170	1,774,342
Comcast Corp. - Class A*	246,550	5,189,877
The E.W. Scripps Co. - Class A	101,820	4,582,918
Time Warner, Inc.	315,740	5,765,412

		17,312,549

Specialty Retail - 3.9%
Limited Brands, Inc.	133,610	2,940,756
O’Reilly Automotive, Inc.*	74,480	2,459,330
Tractor Supply Co.*	51,470	2,132,917

		7,533,003

Total Consumer Discretionary		41,488,837

Consumer Staples - 6.1%
Beverages - 1.9%
The Coca-Cola Co.	57,510	3,551,818

Food Products - 2.6%
Dean Foods Co.	94,280	2,618,156
Kellogg Co.	45,370	2,395,082

		5,013,238

Personal Products - 1.6%
The Estee Lauder Companies, Inc. - Class A	68,900	3,024,710

Total Consumer Staples		11,589,766

Energy - 3.4%
Energy Equipment & Services - 3.4%
Baker Hughes, Inc.	40,040	3,472,269
Weatherford International Ltd.*	47,470	3,081,278

Total Energy		6,553,547

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 11.0%
Capital Markets - 1.3%
SEI Investments Co.	78,010	$2,466,676

Commercial Banks - 7.2%
PNC Financial Services Group, Inc.	53,480	3,859,117
U.S. Bancorp	115,190	3,819,700
Wachovia Corp.	133,960	6,125,991

		13,804,808

Diversified Financial Services - 2.5%
Bank of America Corp.	98,280	4,744,958

Total Financials		21,016,442

Health Care - 16.5%
Biotechnology - 2.7%
Amgen, Inc.*	57,010	3,312,851
Genzyme Corp.*	25,060	1,903,808

		5,216,659

Health Care Equipment & Supplies - 7.2%
Boston Scientific Corp.*	496,670	6,888,813
The Cooper Companies, Inc.	63,070	2,648,940
Medtronic, Inc.	90,490	4,292,846

		13,830,599

Health Care Providers & Services - 1.6%
Quest Diagnostics, Inc.	58,200	3,095,076

Health Care Technology - 0.9%
Eclipsys Corp.*	74,510	1,680,946

Life Sciences Tools & Services - 2.4%
Affymetrix, Inc.*	63,960	1,628,422
PerkinElmer, Inc.	103,880	2,858,778

		4,487,200

Pharmaceuticals - 1.7%
Johnson & Johnson	50,010	3,259,152

Total Health Care		31,569,632

Industrials - 8.3%
Air Freight & Logistics - 1.7%
United Parcel Service, Inc. - Class B	43,500	3,266,850

Airlines - 4.8%
JetBlue Airways Corp.*	319,820	2,919,957
Southwest Airlines Co.	440,980	6,266,326

		9,186,283

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates - 1.8%
3M Co.	39,820	$3,438,855

Total Industrials		15,891,988

Information Technology - 15.8%
Communications Equipment - 3.0%
Cisco Systems, Inc.*	124,050	4,101,093
Juniper Networks, Inc.*	43,320	1,559,520

		5,660,613

Internet Software & Services - 2.0%
Google, Inc. - Class A*	5,550	3,923,850

IT Services - 5.5%
Automatic Data Processing, Inc.	101,390	5,024,888
Western Union Co.	251,170	5,535,787

		10,560,675

Software - 5.3%
Electronic Arts, Inc.*	61,590	3,764,381
Salesforce.com, Inc.*	54,220	3,056,381
TIBCO Software, Inc.*	352,450	3,235,491

		10,056,253

Total Information Technology		30,201,391

Materials - 5.5%
Paper & Forest Products - 5.5%
Louisiana-Pacific Corp.	323,500	5,324,810
Weyerhaeuser Co.	68,010	5,162,639

Total Materials		10,487,449

Utilities - 4.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	61,730	2,976,003

Independent Power Producers & Energy Traders - 1.6%
Mirant Corp.*	73,100	3,096,516

Multi-Utilities - 1.6%
Xcel Energy, Inc.	135,380	3,052,819

Total Utilities		9,125,338

TOTAL COMMON STOCKS (Identified Cost $174,054,384)		177,924,390

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2007

	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 9.5%
Dreyfus Treasury Cash Management - Institutional Shares	12,041,257	$12,041,257
Federal Home Loan Bank Discount Note, 11/7/2007	$6,000,000	5,994,827

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $18,036,674)		18,036,084

TOTAL INVESTMENTS - 102.6% (Identified Cost $192,091,058)		195,960,474

LIABILITIES, LESS OTHER ASSETS - (2.6%)		(4,934,275)

NET ASSETS - 100%		$191,026,199

*Non-income producing security

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2007

ASSETS:

Investments, at value (identified cost $192,091,058) (Note 2)	$195,960,474
Receivable for securities sold	1,785,139
Receivable for fund shares sold	1,046,812
Dividends receivable	38,514

TOTAL ASSETS	198,830,939

LIABILITIES:

Accrued management fees (Note 3)	121,190
Accrued fund accounting and transfer agent fees (Note 3)	9,552
Accrued Chief Compliance Officer service fees (Note 3)	804
Payable for securities purchased	6,977,523
Payable for fund shares repurchased	639,094
Audit fees payable	28,227
Accrued proxy fees	13,000
Other payables and accrued expenses	15,350

TOTAL LIABILITIES	7,804,740

TOTAL NET ASSETS	$191,026,199

NET ASSETS CONSIST OF:

Capital stock	$89,139
Additional paid-in-capital	179,069,629
Undistributed net investment income	406,524
Accumulated net realized gain on investments	7,591,491
Net unrealized appreciation on investments	3,869,416

TOTAL NET ASSETS	$191,026,199

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($191,026,199/8,913,948 shares)	$21.43

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended October 31, 2007

INVESTMENT INCOME:

Dividends	$1,234,057
Interest	183,018

Total Investment Income	1,417,075

EXPENSES:

Management fees (Note 3)	941,405
Fund accounting and transfer agent fees (Note 3)	61,778
Directors’ fees (Note 3)	7,375
Chief Compliance Officer service fees (Note 3)	6,001
Custodian fees	8,852
Miscellaneous	67,999

Total Expenses	1,093,410
Less reduction of expenses (Note 3)	(99,731)

Net Expenses	993,679

NET INVESTMENT INCOME	423,396

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	7,608,792
Net change in unrealized appreciation on investments	3,014,467

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,623,259

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,046,655

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 10/31/07	For the Year Ended 10/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$423,396	$15,778
Net realized gain on investments	7,608,792	257,455
Net change in unrealized appreciation on investments	3,014,467	578,152

Net increase from operations	11,046,655	851,385

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(32,650)	—
From net realized gain on investments	(277,398)	(212,143)

Total distributions to shareholders	(310,048)	(212,143)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	171,979,405	4,957,234

Net increase in net assets	182,716,012	5,596,476

NET ASSETS:

Beginning of year	8,310,187	2,713,711

End of year (including undistributed net investment income of $406,524 and $15,778, respectively)	$191,026,199	$8,310,187

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$19.19	$17.24	$15.63	$13.42	$11.42

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	(0.01)	(0.01)	0.01
Net realized and unrealized gain on investments	2.65	3.25	2.45	2.23	2.02

Total from investment operations	2.71	3.29	2.44	2.22	2.03

Less distributions to shareholders:
From net investment income	(0.05)	—	—	(0.01)	(0.03)
From net realized gain on investments	(0.42)	(1.34)	(0.83)	—	—

Total distributions to shareholders	(0.47)	(1.34)	(0.83)	(0.01)	(0.03)

Net asset value - End of year	$21.43	$19.19	$17.24	$15.63	$13.42

Total return[1]	14.37%	20.36%	16.05%	16.52%	17.82%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.45%	0.35%	(0.04%)	(0.06%)	0.09%
Portfolio turnover	44%	55%	57%	60%	58%
Net assets - End of year (000’s omitted)	$191,026	$8,310	$2,714	$1,769	$1,206

*The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the
Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would

have been increased as follows:	0.11%	1.24%	2.33%	2.85%	11.55%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 3.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2007, 2.13 billion shares have been designated in total among 21 series, of which 125 million have been designated as Equity Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

14

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor has contractually agreed, until at least February 28, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $99,731 for the year ended October 31, 2007, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accounting services and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $198,525,829 and $38,701,966, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Equity Series were:

	For the Year Ended 10/31/07		For the Year Ended 10/31/06
	Shares	Amount	Shares	Amount

Sold	9,080,249	$184,492,831	285,373	$5,132,563
Reinvested	15,722	309,402	12,768	210,548
Repurchased	(615,168)	(12,822,828)	(22,384)	(385,877)

Total	8,480,803	$171,979,405	275,757	$4,957,234

At October 31, 2007, the retirement plan of the advisor and its affiliates owned 170,020 shares of the Series (1.9% of shares outstanding) valued at $3,643,529.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2007.

15

Notes to Financial Statements

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government. No such investments were held by the Series on October 31, 2007.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/07	For the Year Ended 10/31/06
Ordinary income	$96,775	$54,198
Long-term capital gains	213,273	157,945

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2007.

At October 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$192,112,602

Unrealized appreciation	$11,387,230
Unrealized depreciation	(7,539,358)

Net unrealized appreciation	$3,847,872
Undistributed ordinary income	7,276,972
Undistributed long-term capital gains	742,063

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how an entity should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the entity has taken or

16

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS (continued)

expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 13, 2007

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $65,036 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.0%.

19

Renewal of Investment Advisory Agreement (unaudited)

At an in-person meeting held on August 30, 2007, the Board of Directors of Manning & Napier Fund, Inc. (the “Board”) considered the approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) between Manning & Napier Fund, Inc. (the “Fund”) and Manning & Napier Advisors, Inc. (the “Advisor”). Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s November 16, 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•	The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment

20

Renewal of Investment Advisory Agreement (unaudited)

Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp. The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

22

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning & Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

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24

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25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.

OVERSEAS SERIES	|	Annual Report - October 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Overseas Series produced strong absolute returns while slightly trailing the return of the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. for the 12-month period ended October 31, 2007. Another year of a weakening dollar versus the Euro and British Pound helped international stock markets to positive gains. Since the current international stock market cycle (which includes both rising and falling markets) began on January 1, 2000, the Overseas Series has substantially outperformed the benchmark.

Our team of analysts uses time-tested strategies to choose stocks for the portfolio. These strategies include the Profile Strategy, Hurdle Rate Strategy, and the Bankable Deal Strategy. Our investment process also follows strict pricing disciplines intended to avoid buying stocks that are not attractively valued.

The Series currently has an overweight position versus the benchmark in the Health Care sector. A majority of the stocks in this sector were bought under our Profile Strategy. In this strategy our analysts seek to identify companies that we believe can grow their earnings faster than global economic growth. Typically this is accomplished by some sustainable competitive advantage that keeps competitors from entering their markets. Our holdings in the Health Care sector are spread among large pharmaceutical companies, specialty health care companies, diagnostic companies, and firms that supply products to the drug discovery market. While our holdings had positive absolute returns, the overweight position detracted from relative returns versus the benchmark as the Health Care sector lagged the overall market.

The Series has maintained a larger position than the benchmark in the Information Technology sector. Interestingly, many of these companies in the Information Technology sector we have owned under the Hurdle Rate Strategy. In this strategy we seek to identify industries in a downturn where profits are temporarily depressed and future expectations are low. When capacity is being taken out of the industry and the supply/demand situation is more in balance we want to own those companies that are in the strongest competitive position to increase profits and market share. We currently own manufacturers of flat panel displays in this strategy; these stocks aided both absolute and relative returns over the year.

The Series is currently underweight in the Financials sector, holding roughly half the position of the benchmark. We have largely shied away from companies with direct exposure to the U.S. subprime mortgage market and positioned the portfolio in companies that earn most of their revenues from fee-based business. These include many large diversified banks in developed European countries. We also hold an insurance brokerage firm and a German bank that is focused in the structured property finance property management business. We hold a few stocks in the Bankable Deal Strategy within the Financials sector. This strategy involves buying companies that are trading at a substantial discount to their intrinsic value. Our analysts look at a variety of valuation techniques in this strategy to identify companies including sum-of-the-parts, transaction-based, or break-up value. While the performance of the Series compared to the benchmark was helped by its relatively small position in Financials, stock selection was a detractor to relative returns.

The Series continues to have a smaller position in Japan than the benchmark, and this benefited performance on both an absolute and relative basis. Japan was one of the worst performing countries in the developed world. Emerging markets was the best performing region over the year and the Series was slightly underweight, which impacted returns compared to the benchmark. The Series is maintaining a large allocation to developed European countries as our analysis has concluded that valuations in certain emerging markets look stretched.

We appreciate your business and wish you all the best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2007 (unaudited)

	Average Annual Total Returns As of October 31, 2007
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Overseas Series[2,3]	28.88%	24.93%	15.84%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[4]	32.43%	25.89%	12.15%

The following graph compares the value of a $5,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series from its inception1 (9/23/98) to present (10/31/07) to the MSCI All Country World Index ex U.S.

1Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 3 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2007, this net expense ratio was 0.84%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.84% for the year ended October 31, 2007.

3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

4The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Collective (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07-10/31/07
Actual	$1,000.00	$1,095.00	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of October 31, 2007 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

Bermuda 1.9%

Hong Kong 0.9%

Israel 0.6%

Taiwan 1.6%

Sector Allocation3

3As a percentage of net assets.

4

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 94.1%

Consumer Discretionary - 11.7%
Hotels, Restaurants & Leisure - 3.2%
Club Mediterranee S.A.* (France)	104,168	$6,993,115

Leisure Equipment & Products - 1.9%
Sankyo Co. Ltd. (Japan)	47,100	2,000,780
Sega Sammy Holdings, Inc. (Japan)	157,000	2,157,304

		4,158,084

Media - 4.2%
Grupo Televisa S.A. - ADR (Mexico)	183,900	4,569,915
Societe Television Francaise 1 (France)	158,670	4,387,199

		8,957,114

Specialty Retail - 1.3%
Kingfisher plc (United Kingdom)	698,705	2,866,117

Textiles, Apparel & Luxury Goods - 1.1%
Adidas AG (Germany)	36,860	2,449,432

Total Consumer Discretionary		25,423,862

Consumer Staples - 14.7%
Beverages - 1.3%
Scottish & Newcastle plc (United Kingdom)	170,500	2,775,614

Food & Staples Retailing - 1.5%
Carrefour S.A. (France)	45,300	3,260,272

Food Products - 7.4%
Cadbury Schweppes plc (United Kingdom)	327,200	4,326,567
Nestle S.A. (Switzerland)	11,145	5,143,772
Unilever plc - ADR (United Kingdom)	191,870	6,496,718

		15,967,057

Personal Products - 4.5%
Clarins S.A. (France)	55,981	4,843,059
L’Oreal S.A. (France)	24,890	3,267,619
Natura Cosmeticos S.A. (Brazil)	138,100	1,640,626

		9,751,304

Total Consumer Staples		31,754,247

Energy - 12.2%
Energy Equipment & Services - 10.5%
Abbot Group plc (United Kingdom)	1,496,800	10,572,951
Calfrac Well Services Ltd. (Canada)	281,400	6,007,014
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France)	7,949	2,603,729
Trican Well Service Ltd. (Canada)	172,680	3,656,925

		22,840,619

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 1.7%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)	43,300	$3,602,127

Total Energy		26,442,746

Financials - 12.0%
Capital Markets - 1.5%
Macquarie Bank Ltd. (now known as Macquarie Group Ltd.) (Australia)	42,410	3,319,328

Commercial Banks - 6.0%
Aareal Bank AG (Germany)	42,710	2,212,764
HSBC Holdings plc (United Kingdom)	214,930	4,249,624
Royal Bank of Scotland Group plc (United Kingdom)	453,325	4,868,027
Societe Generale (France)	9,990	1,676,431

		13,006,846

Diversified Financial Services - 1.5%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	40,020	3,170,670

Insurance - 3.0%
Allianz SE (Germany)	18,515	4,170,581
Willis Group Holdings Ltd. (United Kingdom)	54,400	2,302,752

		6,473,333

Total Financials		25,970,177

Health Care - 8.2%
Health Care Equipment & Supplies - 2.2%
Covidien Ltd. (Bermuda)	51,468	2,141,069
Straumann Holding AG (Switzerland)	6,680	1,864,528
Synthes, Inc. (Switzerland)	5,740	716,695

		4,722,292

Health Care Providers & Services - 2.1%
BML, Inc. (Japan)	47,000	744,014
Sonic Healthcare Ltd. (Australia)	232,920	3,734,945

		4,478,959

Pharmaceuticals - 3.9%
Novartis AG - ADR (Switzerland)	123,845	6,584,839
Santen Pharmaceutical Co. Ltd. (Japan)	85,700	2,005,982

		8,590,821

Total Health Care		17,792,072

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials - 11.3%
Aerospace & Defense - 2.7%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	119,145	$5,810,702

Air Freight & Logistics - 4.4%
Deutsche Post AG (Germany)	151,000	4,570,986
TNT N.V. (Netherlands)	122,050	4,992,167

		9,563,153

Electrical Equipment - 1.4%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	102,050	3,083,951

Industrial Conglomerates - 2.0%
Siemens AG (Germany)	17,180	2,348,496
Tyco International Ltd. (Bermuda)	49,460	2,036,268

		4,384,764

Machinery - 0.8%
Heidelberger Druckmaschinen AG (Germany)	41,375	1,694,744

Total Industrials		24,537,314

Information Technology - 13.2%
Communications Equipment - 1.0%
Alcatel-Lucent - ADR (France)	224,000	2,170,560

Electronic Equipment & Instruments - 3.5%
AU Optronics Corp. - ADR (Taiwan)	159,870	3,473,975
LG. Philips LCD Co. Ltd. - ADR* (South Korea)	148,900	4,027,745
Tyco Electronics Ltd. (Bermuda)	368	13,127

		7,514,847

Software - 8.7%
Aladdin Knowledge Systems Ltd.* (Israel)	52,060	1,246,837
Amdocs Ltd.* (Guernsey)	172,000	5,916,800
Misys plc (United Kingdom)	406,145	2,041,365
SAP AG - ADR (Germany)	80,080	4,346,742
Square Enix Co. Ltd. (Japan)	76,900	2,520,000
UbiSoft Entertainment S.A.* (France)	33,360	2,739,171

		18,810,915

Total Information Technology		28,496,322

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2007

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Materials - 9.1%
Chemicals - 7.2%
Lonza Group AG (Switzerland)	93,980	$10,947,157
NITTO DENKO Corp. (Japan)	96,000	4,652,276

		15,599,433

Paper & Forest Products - 1.9%
Norbord, Inc. (Canada)	494,350	4,187,632

Total Materials		19,787,065

Telecommunication Services - 1.7%
Wireless Telecommunication Services - 1.7%
Hutchison Telecommunications International Ltd. (Hong Kong)	1,347,000	1,911,846
SK Telecom Co. Ltd. - ADR (South Korea)	54,730	1,686,231

Total Telecommunication Services		3,598,077

TOTAL COMMON STOCKS (Identified Cost $177,502,451)		203,801,882

SHORT-TERM INVESTMENTS - 3.4%
Dreyfus Treasury Cash Management - Institutional Shares	1,441,984	1,441,984
Federal Home Loan Bank Discount Note, 11/7/2007	$6,000,000	5,994,704

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,437,334)		7,436,688

TOTAL INVESTMENTS - 97.5% (Identified Cost $184,939,785)		211,238,570

OTHER ASSETS, LESS LIABILITIES - 2.5%		5,398,883

NET ASSETS - 100%		$216,637,453

*Non-income producing security

ADR - American Depository Receipt

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 18.7%; France - 16.2%; Switzerland - 13.1%, Germany - 10.1%.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2007

ASSETS:

Investments, at value (identified cost $184,939,785) (Note 2)	$211,238,570
Cash	2,229,696
Foreign currency, at value (cost $18,569)	18,823
Receivable for securities sold	6,404,487
Dividends receivable	273,306
Foreign tax reclaims receivable	58,960

TOTAL ASSETS	220,223,842

LIABILITIES:

Accrued management fees (Note 3)	124,322
Accrued fund accounting and transfer agent fees (Note 3)	10,830
Accrued Chief Compliance Officer service fees (Note 3)	804
Payable for securities purchased	3,401,255
Audit fees payable	32,666
Other payables and accrued expenses	16,512

TOTAL LIABILITIES	3,586,389

TOTAL NET ASSETS	$216,637,453

NET ASSETS CONSIST OF:

Capital stock	$64,564
Additional paid-in-capital	170,718,702
Undistributed net investment income	1,912,908
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	17,637,575
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	26,303,704

TOTAL NET ASSETS	$216,637,453

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($216,637,453/6,456,420 shares)	$33.55

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $170,149)	$2,902,640
Interest	457,698

Total Investment Income	3,360,338

EXPENSES:

Management fees (Note 3)	1,073,775
Fund accounting and transfer agent fees (Note 3)	98,897
Directors’ fees (Note 3)	7,375
Chief Compliance Officer service fees (Note 3)	6,001
Custodian fees	54,102
Miscellaneous	53,784

Total Expenses	1,293,934

NET INVESTMENT INCOME	2,066,404

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	17,671,580
Foreign currency and other assets and liabilities	14,048

17,685,628

Net change in unrealized appreciation on -
Investments	20,096,792
Foreign currency and other assets and liabilities	4,119

20,100,911

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	37,786,539

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,852,943

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 10/31/07	For the Year Ended 10/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,066,404	$558,113
Net realized gain on investments and foreign currency	17,685,628	2,243,777
Net change in unrealized appreciation on investments and foreign currency	20,100,911	6,001,204

Net increase from operations	39,852,943	8,803,094

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(729,409)	(15,768)
From net realized gain on investments	(2,259,452)	(112,617)

Total distributions to shareholders	(2,988,861)	(128,385)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	92,355,489	77,126,610

Net increase in net assets	129,219,571	85,801,319

NET ASSETS:

Beginning of year	87,417,882	1,616,563

End of year (including undistributed net investment income of $1,912,908 and $561,865, respectively)	$216,637,453	$87,417,882

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$26.69	$21.56	$18.84	$15.66	$12.54

Income from investment operations:
Net investment income	0.40[2]	0.42[2]	0.21	0.17	0.15
Net realized and unrealized gain on investments	7.16	6.42	2.85	3.18	2.97

Total from investment operations	7.56	6.84	3.06	3.35	3.12

Less distributions to shareholders:
From net investment income	(0.17)	(0.21)	(0.15)	(0.17)	—
From net realized gain on investments	(0.53)	(1.50)	(0.19)	—	—

Total distributions to shareholders	(0.70)	(1.71)	(0.34)	(0.17)	—

Net asset value - End of year	$33.55	$26.69	$21.56	$18.84	$15.66

Total return[1]	28.88%	33.68%	16.34%	21.58%	24.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.84%	0.95%	1.05%	1.05%	1.05%
Net investment income	1.34%	1.69%	1.15%	1.08%	1.15%
Portfolio turnover	54%	54%	40%	35%	30%
Net assets - End of year (000's omitted)	$216,637	$87,418	$1,617	$1,044	$701

*The investment advisor did not impose all or a portion of its management fee in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net

assets) would have been increased as follows:	N/A	0.09%	4.16%	5.63%	19.95%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

2Calculated based on average shares outstanding during the year.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term capital growth by investing primarily in common stocks of issuers from outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 3.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2007, 2.13 billion shares have been designated in total among 21 series, of which 100 million have been designated as Overseas Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

14

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.95% of average daily net assets each year. For the year ended October 31, 2007, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accounting services and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $163,245,938 and $74,417,928, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Overseas Series were:

	For the Year Ended 10/31/07		For the Year Ended 10/31/06
	Shares	Amount	Shares	Amount
Sold	3,148,195	$91,618,159	3,200,190	$77,121,998
Reinvested	89,581	2,471,536	5,980	127,802
Repurchased	(57,233)	(1,734,206)	(5,256)	(123,190)

Total	3,180,543	$92,355,489	3,200,914	$77,126,610

15

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

At October 31, 2007, the retirement plan of the Advisor and its affiliates owned 107,189 shares of the Series (1.7% of shares outstanding) valued at $3,596,191. In addition, four shareholders owned 5,382,444 shares of the Series (83.4% of shares outstanding) valued at $180,580,996. Investment activities of these shareholders may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind, losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/07	For the Year Ended 10/31/06
Ordinary income	$2,667,063	$42,577
Long-term capital gains	321,798	85,808

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2007.

16

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

At October 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$184,996,768

Unrealized appreciation	$30,663,999
Unrealized depreciation	(4,422,197)

Net unrealized appreciation	$26,241,802
Undistributed ordinary income	15,152,803
Undistributed long-term capital gains	4,445,224

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how an entity should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 13, 2007

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $899,413 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

19

Renewal of Investment Advisory Agreement (unaudited)

At an in-person meeting held on August 30, 2007, the Board of Directors of Manning & Napier Fund, Inc. (the “Board”) considered the approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) between Manning & Napier Fund, Inc. (the “Fund”) and Manning & Napier Advisors, Inc. (the “Advisor”). Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s November 16, 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•	The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment

20

Renewal of Investment Advisory Agreement (unaudited)

Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp. The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

22

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning & Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

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24

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25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky and Stephen B. Ashley. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2007 and 2006 were:

	2007	2006
Audit Fees (a)	$170,900	$181,978
Audit Related Fees (b)	—	—
Tax Fees (c)	45,345	43,225
All Other Fees (d)	—	—

	$216,245	$225,203

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2007 and 2006.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2007	2006
Audit Related Fees	$9,092	$8,792
Tax Fees	—	—

	$9,092	$8,792

The Audit Related fees for the years ended October 31, 2007 and 2006 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software and a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2007 and 2006.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2007 and 2006 were $45,345 and $43,225, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $9,092 and $8,792, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, that did not require pre-approval, is compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6:	SCHEDULE OF INVESTMENTS

See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3) Not applicable.

(b) A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
December 28, 2007

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
December 28, 2007